                                                                   Exhibit 10.43



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                    NORDSTROM CREDIT CARD MASTER NOTE TRUST,
                                     Issuer

                                       and

                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION,
                                Indenture Trustee

                       ----------------------------------

                       SERIES 2002-1 INDENTURE SUPPLEMENT

                            Dated as of April 1, 2002

                       ----------------------------------



================================================================================

                                TABLE OF CONTENTS

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                                                    ARTICLE ONE

                                                    DEFINITIONS

Section 1.01.  Definitions...................................................................................     1
Section 1.02.  Other Definitional Provisions.................................................................    13

                                                    ARTICLE TWO

                                        CREATION OF THE SERIES 2002-1 NOTES

Section 2.01.  Designation...................................................................................    15
Section 2.02.  Forms of Series 2002-1 Notes..................................................................    15
Section 2.03.  Registration; Registration of Transfer and Exchange...........................................    16

                                                   ARTICLE THREE

                                                   SERVICING FEE

Section 3.01.  Servicing Fee.................................................................................    24


                                                    ARTICLE FOUR

                 RIGHTS OF SERIES 2002-1 NOTEHOLDERS AND ALLOCATION AND APPLICATION OF COLLECTIONS

Section 4.01.  Collections and Allocations...................................................................    25
Section 4.02.  Determination of Monthly Interest, Monthly Principal and Interest Rate........................    27
Section 4.03.  Application of Available Finance Charge Collections and Available Principal Collections.......    27
Section 4.04.  Investor Charge-Offs..........................................................................    30
Section 4.05.  Reallocated Principal Collections.............................................................    30
Section 4.06.  Excess Finance Charge Collections.............................................................    30
Section 4.07.  Shared Principal Collections..................................................................    30
Section 4.08.  Principal Funding Account.....................................................................    31
Section 4.09.  Reserve Account...............................................................................    31
Section 4.10.  Eligible Investment...........................................................................    33
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                                                    ARTICLE FIVE

                DELIVERY OF SERIES 2002-1 NOTES; DISTRIBUTIONS; REPORTS TO SERIES 2002-1 NOTEHOLDERS

Section 5.01.  Delivery and Payment for the Series 2002-1 Notes..............................................    34
Section 5.02.  Distributions.................................................................................    34
Section 5.03.  Reports and Statements to Series 2002-1 Noteholders...........................................    34

                                                    ARTICLE SIX

                                            SERIES 2002-1 PAY OUT EVENTS

Section 6.01.  Series 2002-1 Pay Out Events..................................................................    36

                                                   ARTICLE SEVEN

                     REDEMPTION OF SERIES 2002-1 NOTES; FINAL DISTRIBUTIONS; SERIES TERMINATION

Section 7.01.  Optional Redemption of Series 2002-1 Notes; Final Distributions...............................    38
Section 7.02.  Series Termination............................................................................    39


                                                   ARTICLE EIGHT

                                              MISCELLANEOUS PROVISIONS

Section 8.01.  Ratification of Master Indenture; Amendments..................................................    40
Section 8.02.  Counterparts..................................................................................    40
Section 8.03.  GOVERNING LAW.................................................................................    40
Section 8.04.  Limitation of Liability.......................................................................    40
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                                                        ii
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                                                      EXHIBITS

EXHIBIT A-1         Form of Class A Note.....................................................................  A-1-1
EXHIBIT A-2         Form of Class B Note.....................................................................  A-2-1
EXHIBIT A-3         Form of Class C Note.....................................................................  A-3-1
EXHIBIT B           Form of Monthly Payment Instructions And
                    Notification To The Indenture Trustee......................................................  B-1
EXHIBIT C           Form of Monthly Statement..................................................................  C-1
EXHIBIT D           Form of Monthly Servicer's Certificate.....................................................  D-1
EXHIBIT E           Form of Transfer Certificate - Rule 144A Global Note.......................................  E-1
EXHIBIT F           Form of Transfer Certificate - Regulation S Global Note....................................  F-1
EXHIBIT G           Form of Transfer Certificate - Class B Notes and Class C Notes.............................  G-1
EXHIBIT H           Form of Website Certificate................................................................  H-1

                       SERIES 2002-1 INDENTURE SUPPLEMENT

         This Series 2002-1 Indenture Supplement, dated as of April 1, 2002, is between Nordstrom Credit Card Master Note Trust, a business trust organized and existing under the laws of the State of Delaware (herein, the "Issuer" or the "Trust"), and Wells Fargo Bank Minnesota, National Association, a national banking association, not in its individual capacity, but solely as indenture trustee (herein, together with its successors in the trusts thereunder as provided in the Master Indenture referred to below, the "Indenture Trustee") under the Master Indenture, dated as of April 1, 2002, between the Issuer and the Indenture Trustee.

                                   ARTICLE ONE

                                   DEFINITIONS



         Section 1.01. Definitions. Whenever used in this Indenture Supplement, the following words and phrases shall have the following meanings:

         "Accumulation Period Factor" means, with respect to any Monthly Period, a fraction, the numerator of which is equal to the sum of the initial invested amounts of all outstanding Series, and the denominator of which is equal to the sum of (i) the Initial Invested Amount, (ii) the initial invested amounts of all outstanding Series (other than Series 2002-1) which are not expected to be in their revolving period, and (iii) the initial invested amounts of all other outstanding Series which are not allocating Shared Principal Collections to other Series and are in their revolving periods; provided, however, that this definition may be changed at any time if the Rating Agency Condition is satisfied.

         "Accumulation Period Length" has the meaning assigned such term in
Section 4.03(f).

         "Accumulation Shortfall" means, with respect to (i) a Distribution Date prior to the Controlled Accumulation Period, zero (ii) the first Distribution Date during the Controlled Accumulation Period, the excess, if any, of the Controlled Accumulation Amount over the amount deposited in the Principal Funding Account on that Distribution Date and (iii) each subsequent Distribution Date during the Controlled Accumulation Period, the excess, if any, of the Controlled Deposit Amount for the prior Distribution Date over the amount deposited in the Principal Funding Account pursuant to Section 4.03(c) on such Distribution Date.

         "Additional Interest" means, with respect to any Distribution Date, Class A Additional Interest, Class B Additional Interest and Class C Additional Interest.

         "Adjusted Invested Amount" means, for any Determination Date, an amount equal to the Invested Amount, minus the amount on deposit in the Principal Funding Account, in each case as of the Determination Date.

         "Available Finance Charge Collections" means, with respect to any Monthly Period and the related Distribution Date, an amount equal to the sum of
(i) the Investor Finance Charge Collections, (ii) the Excess Finance Charge Collections allocated to Series 2002-1, (iii) the Reserve Account Draw Amount and (iv) Principal Funding Investment Proceeds, if any.

         "Available Principal Collections" means, with respect to any Monthly Period and the related Distribution Date, an amount equal to the (i) Investor Principal Collections minus (ii) the amount of Reallocated Principal Collections which pursuant to Section 4.05 are required to be applied on such Distribution Date, plus (iii) any Shared Principal Collections that are allocated to Series 2002-1 in accordance with Section 8.05 of the Master Indenture and Section 4.07 hereof, plus (iv) the aggregate amount to be treated as Available Principal Collections pursuant to Sections 4.03(a)(v) and (vi) for such Distribution Date.

         "Base Rate" means, with respect to any Monthly Period, the sum of (i) the Servicing Fee Rates, (ii) the weighted average of the Class A Note Interest Rate, the Class B Note Interest Rate and the Class C Note Interest Rate and
(iii) 2.0%.

         "Benefit Plan" means an employee benefit plan, as defined in Section 3(3) of ERISA, that is subject to Title I of ERISA, a plan, as defined in
Section 4975(e)(1) of the Code, that is subject to Section 4975 of the Code, and any entity deemed to hold plan assets of any of the foregoing by reason of an employee benefit plan's or plan's investment in the entity or otherwise under ERISA.

         "Benefit Plan Investor" has the meaning set forth in Section
2.03(f)(i).

         "Class" means the Class A Notes, Class B Notes or Class C Notes, as applicable.

         "Class A Additional Interest" means, with respect to any Distribution Date, an amount equal to the product of (i) a fraction, the numerator of which is the actual number of days in such Interest Period, and the denominator of which is 360, (ii) the Class A Note Interest Rate in effect with respect to the related Interest Period and (iii) the Class A Interest Shortfall for the preceding Distribution Date (which shall be zero in the case of the first Distribution Date). Notwithstanding anything to the contrary herein, Class A Additional Interest shall be payable or distributed to the Class A Noteholders only to the extent permitted by applicable law.

         "Class A Covered Amount" equals for any Distribution Date, the product of (i) the Class A Note Interest Rate for the related Interest Period, (ii) a fraction, whose numerator is the actual number of days in such Interest Period, and whose denominator is 360; and (iii) the balance of the Principal Funding Account on the first day of that Interest Period, up to the Class A Note Principal Balance as of the related Record Date.

         "Class A Interest Shortfall" means, with respect to any Distribution Date, the excess, if any, as determined by the Servicer, of (i) the amount described in Section 4.03(a)(ii) over (ii) the sum of (a) the aggregate amount of Available Finance Charge Collections allocated and paid for such amounts on such Distribution Date and (b) the Reallocated Principal Amount applied to fund a deficiency in the amount distributed pursuant to Section 4.03(a)(ii) on such Distribution Date.

         "Class A Monthly Interest" means, with respect to any Distribution Date, an amount of monthly interest distributable from the Collection Account with respect to the Class A Notes on such Distribution Date equal to the product of (i) a fraction, the numerator of which is the actual number of days in such Interest Period and the denominator of which is 360, (ii) the Class A Note Interest Rate and (iii) the Class A Note Principal Balance as of the close of business on the last day of the preceding Monthly Period (or, with respect to the initial Distribution Date, the Class A Note Initial Principal Balance).

         "Class A Note Initial Principal Balance" means $176,900,000.

         "Class A Note Interest Rate" means One-Month LIBOR plus 0.27% per annum.

         "Class A Note Principal Balance" means, on any date of determination, an amount equal to (i) the Class A Note Initial Principal Balance, minus (ii) the aggregate amount of principal payments made to the Class A Noteholders on or prior to such date.

         "Class A Noteholder" means the Person in whose name a Class A Note is registered in the Note Register.

         "Class A Notes" means any one of the Notes executed by the Issuer and authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A-1.

         "Class A Reallocated Principal Amount" means the lesser of:

                  (i) the excess of the amounts described in Sections 4.03(a)(i) and (ii) over the amount actually distributed pursuant to such Sections; and

                  (ii) the greater of (a)(1) the product of (A) 19.50% and (B) the Initial Invested Amount minus (b) the amount of unreimbursed Investor Charge-Offs (after giving effect to Investor Charge-Offs for the related Monthly Period) and unreimbursed Reallocated Principal Collections (as of the preceding Distribution Date) and (ii) zero.

         "Class B Additional Interest" means, with respect to any Distribution Date, an amount equal to the product of (i) a fraction, the numerator of which is the actual number of days in such Interest Period and the denominator of which is 360, (ii) the Class B Note Interest Rate in effect with respect to the related Interest Period and (iii) the Class B Interest Shortfall for the preceding Distribution Date (which shall be zero in the case of the first Distribution Date). Notwithstanding anything to the contrary herein, Class B Additional Interest shall be payable or distributed to the Class B Noteholders only to the extent permitted by applicable law.

         "Class B Covered Amount" equals for any Distribution Date, the product of (i) the Class B Interest Rate for the related Interest Period, (ii) a fraction, the numerator of which is the actual number of days for such Interest Period, and whose denominator is 360; and (iii) the balance of the Principal Funding Account on the first day of the related Interest Period in excess of the Class A Note Principal Balance as of the related Record Date, up to the Class B Note Principal Balance as of the related Record Date.

         "Class B Interest Shortfall" means, with respect to any Distribution Date, the excess, if any, as determined by the Servicer, of (i) the amount described in Section 4.03(a)(iii) over (ii) the sum of (a) the aggregate amount of Available Finance Charge Collections allocated and paid for such amounts on such Distribution Date and (b) the Reallocated Principal Amount applied to fund a deficiency in the amount distributed pursuant to Section 4.03(a)(iii) on such Distribution Date.

         "Class B Monthly Interest" means, with respect to any Distribution Date, the amount of monthly interest distributable from the Collection Account with respect to the Class B Notes on such Distribution Date and which shall be an amount equal to the product of (i) a fraction, the numerator of which is 30, the actual number of days in such Interest Period, and the denominator of which is 360, (ii) the Class B Note Interest Rate in effect with respect to the related Interest Period and (iii) the Class B Note Principal Balance as of the close of business on the last day of the preceding Monthly Period (or, with respect to the initial Distribution Date, the Class B Note Initial Principal Balance).

         "Class B Note Initial Principal Balance" means $23,100,000.

         "Class B Note Interest Rate" means One-Month LIBOR plus 0.70% per annum.

         "Class B Note Principal Balance" means, on any date of determination, an amount equal to (i) the Class B Note Initial Principal Balance, minus (ii) the aggregate amount of principal payments made to the Class B Noteholders on or prior to such date.

         "Class B Noteholder" means the Person in whose name a Class B Note is registered in the Note Register.

         "Class B Notes" means any one of the Notes executed by the Issuer and authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A-2.

         "Class B Reallocated Principal Amount" means the lesser of:

                  (i) the excess of the amount described in Section 4.03(a)(iii) over the amount actually distributed pursuant to such Section; and

                  (ii) the greater of (a)(1) the product of (A) 9.0% and (B) the Initial Invested Amount minus (b) the amount of unreimbursed Investor Charge-Offs (after giving effect to Investor Charge-Offs for the related Monthly Period) and unreimbursed Reallocated Principal Collections (as of the preceding Distribution Date) and (ii) zero.

         "Class C Additional Interest" means, with respect to any Distribution Date, an amount equal to the product of (i) a fraction, the numerator of which is the actual number of days in such Interest Period, and the denominator of which is 360, (ii) the Class C Note Interest Rate in effect with respect to such Interest Period and (iii) the Class C Interest Shortfall for the preceding Distribution Date (which shall be zero in the case of the first Distribution Date. Notwithstanding anything to the contrary herein, Class C Additional Interest shall be payable or distributed to the Class C Noteholders only to the extent permitted by applicable law.

         "Class C Interest Shortfall" means on the Determination Date preceding each Distribution Date, the excess, if any, as determined by the Servicer, of
(i) the amount described in Section 4.03(a)(iv) over (ii) the aggregate amount of Available Finance Charge Collections allocated and paid for such amounts on such Distribution Date.

         "Class C Monthly Interest" means, with respect to any Distribution Date, the amount of monthly interest distributable from the Collection Account with respect to the Class C Notes on such Distribution Date and which shall be an amount equal to the product of (i) a fraction, the numerator of which is the actual number of days in such Interest Period, and the denominator of which is 360, times (ii) the Class C Note Interest Rate in effect with respect to the related Interest Period and (iii) the Class C Note Principal Balance as of the close of business on the last day of the preceding Monthly Period (or, with respect to the initial Distribution Date, the Class C Note Initial Principal Balance).

         "Class C Note Initial Principal Balance" means $19,800,000.

         "Class C Note Interest Rate" means a per annum rate of 0.00% or the rate specified by the Transferor pursuant to Section 4.02(b).

         "Class C Note Principal Balance" means on any date of determination, an amount equal to (i) the Class C Note Initial Principal Balance, minus (ii) the aggregate amount of principal payments made to the Class C Noteholders on or prior to such date.

         "Class C Noteholder" means the Person in whose name a Class C Note is registered in the Note Register. "Class C Notes" means any one of the Notes executed by the Issuer and authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A-3.

         "Closing Date" means May 1, 2002.

         "Controlled Accumulation Amount" means, for any Distribution Date with respect to the Controlled Accumulation Period, $25,000,000; provided, however, that if the Accumulation Period Length is determined to be less than eight months pursuant to Section 4.03(f), the Controlled Accumulation Amount for each Distribution Date with respect to the Controlled Accumulation Period will be equal to (i) the product of (a) the Offered Note Initial Principal Balance and
(b) the Accumulation Period Factor for such Monthly Period divided by (ii) the Required Accumulation Factor Number.

         "Controlled Accumulation Period" means, unless a Pay Out Event shall have occurred prior thereto, the period commencing at the close of business on July 31, 2006 or such later date as is determined in accordance with Section 4.03(f), and ending on the first to occur of (i) the commencement of the Early Amortization Period, (ii) the payment in full of the Offered Notes and (iii) the Expected Principal Payment Date.

         "Controlled Deposit Amount" means, for any Distribution Date with respect to the Controlled Accumulation Period, an amount equal to the sum of the Controlled Accumulation Amount for such Distribution Date and any existing Accumulation Shortfall with respect to such Distribution Date.

         "Defaulted Amount" means, with respect to a Distribution Date, the total amount of Defaulted Receivables for the related Monthly Period.

         "Dilution Amount" means the amount of the required reduction in the amount of Principal Receivables used in the calculation of the Transferor Interest described in the first two sentences of Section 3.09(a) of the Transfer and Servicing Agreement.

         "Disqualified Transferee" has the meaning set forth in Section 2.03(k).

         "Distribution Date" means June 17, 2002 and the fifteenth day of each calendar month thereafter, or if such fifteenth day is not a Business Day, the next succeeding Business Day, and with respect to the Series 2002-1 Final Maturity Date, October 13, 2010.

         "Early Amortization Period" means the period commencing on the Business Day on which a Pay Out Event with respect to Series 2002-1 is deemed to have occurred, and ending on the first to occur of (i) the payment in full of the Note Principal Balance and (ii) the Series 2002-1 Final Maturity Date.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         "Excess Reserve Account Investment Earnings" means, as of any Distribution Date, interest and other investment income, net of losses and investment expenses, earned on amounts on deposit in the Reserve Account less the amount, if any, required to be retained in the Reserve Account so that the amount therein equals the Required Reserve Account Amount.

         "Expected Final Principal Payment Date" means the April 16, 2007 Distribution Date.

         "Finance Charge Shortfall" means, with respect to any Distribution Date and the related Monthly Period, an amount equal to the excess, if any, of (i) the full amount required to be paid, without duplication, pursuant to Sections 4.03(a)(i) through (ix) on such Distribution Date over (ii) the Investor Finance Charge Collections.

         "Fixed Investor Percentage" means, with respect to any Reset Date, the percentage equivalent (which percentage shall never exceed 100%) of a fraction,
(i) the numerator of which is the Invested Amount as of the close of business on the last day of the Revolving Period and (ii) the denominator is equal to the greater of (a) the total amount of Principal Receivables in the Trust as of the close of business on the Reset Date and (b) the sum of the numerators used to calculate the investor percentages for allocations with respect to Principal Receivables for all Series outstanding as of such Reset Date; provided, however, that if, after the commencement of the Controlled Accumulation Period or the Early Amortization Period, a Pay Out Event occurs with respect to another Series that was designated in the Indenture Supplement therefor as a Series that is a "Paired Series" with respect to Series 2002-1, the Transferor may, by written notice delivered to the Indenture Trustee and the Servicer, designate a different numerator for the foregoing fraction, provided that (1) such numerator is not less than the Adjusted Invested Amount as of the last day of the revolving period for such Paired Series, (2) such action shall be taken only upon satisfaction of the Rating Agency Condition and (3) the Transferor shall have delivered to the Indenture Trustee an Officer's Certificate to the effect that, based on the facts known to such officer at that time, in the reasonable belief of the Transferor, such designation will not cause a Pay Out Event or an event that, after the giving of notice or the lapse of time, would constitute a Pay Out Event, to occur with respect to Series 2002-1.

         "Floating Investor Percentage" means, with respect to any Reset Date, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, (i) the numerator of which is equal to the Adjusted Invested Amount as of the close of business on the last day of the preceding Monthly Period (or with respect to the first Monthly Period, the Initial Invested Amount) and (ii) the denominator of which is the greater of (a) the total amount of Principal Receivables in the Trust as of the close of business on such Reset Date (or, with respect to allocations of Uncovered Dilution Amounts, zero) and (b) the sum of the numerators used to calculate the investor percentages for allocations with respect to Finance Charge Receivables, Defaulted Amounts, Uncovered Dilution Amounts or Principal Receivables, as applicable, for all Series outstanding as of the date as to which such determination is being made.

         "Group One" means Series 2002-1 and each other Series hereafter specified in the related Indenture Supplement to be included in Group One.

         "Indenture" means the Master Indenture, as supplemented by the Series 2002-1 Indenture Supplement, as the same may be amended, supplemented or otherwise modified from time to time.

         "Indenture Supplement" has the meaning specified in the Master
Indenture.

         "Initial Invested Amount" means $219,800,000.

         "Interest Period" means, with respect to any Distribution Date, the period from and including the preceding Distribution Date (or, in the case of the first Distribution Date, from and including the Closing Date) to but excluding the current Distribution Date.

         "Invested Amount" means, as of any date of determination, an amount equal to the initial principal amount of the Series 2002-1 Notes minus the sum of (i) amount of principal previously paid to the Series 2002-1 Noteholders and
(ii) the excess, if any, of the aggregate amount of Investor Charge-Offs and Reallocated Principal Collections over the reimbursements of such amounts pursuant to Section 4.03(a)(vi) prior to such date.

         "Investor Charge-Off" has the meaning set forth in Section 4.04.

         "Investor Default Amount" means, with respect to any Distribution Date, an amount equal to the product of the Defaulted Amount for the related Monthly Period and the Floating Investor Percentage.

         "Investor Finance Charge Collections" means, with respect to any Monthly Period, an amount equal to the Investor Percentage for such Monthly Period of Collections of Finance Charge Receivables (including Recoveries, any Excess Reserve Account Investment Earnings and Interchange treated as Collections of Finance Charge Receivables) deposited in the Collection Account for such Monthly Period pursuant to Section 3.01(b).

         "Investor Percentage" means, for any Monthly Period, with respect to
(i) Finance Charge Receivables, Defaulted Amounts and Uncovered Dilution Amounts at any time and Principal Receivables during the Revolving Period, the Floating Investor Percentage for such Monthly

Period and (ii) Principal Receivables during the Controlled Accumulation Period or the Early Amortization Period, the Fixed Investor Percentage for such Monthly Period.

         "Investor Principal Collections" means, with respect to any Monthly Period, the aggregate amount retained in the Collection Account for Series 2002-1 pursuant to Section 4.01(c)(ii) for such Monthly Period.

         "Investor Uncovered Dilution Amount" means, with respect to any Monthly Period, an amount equal to the product of the weighted average Floating Investor Percentage for such Monthly Period and the Uncovered Dilution Amount.

         "LIBOR Determination Date" means two London Business Day prior to the Closing Date with respect to the first Distribution Date and, as to each subsequent Distribution Date, two London Business Days prior to the immediately preceding Distribution Date.

         "London Business Day" means any day other than a Saturday, Sunday or a day on which banking institutions in London, England, are authorized or obligated by law or government decree to be closed.

         "Master Indenture" means the master indenture, dated as of April 1, 2002, between the Issuer and the Indenture Trustee, as acknowledged and agreed by the Servicer and the Transferor, as the same may be amended, modified or supplemented from time to time (including with respect to any Series or Class, the related Indenture Supplement).

         "Monthly Interest" means, with respect to any Distribution Date, the sum of the Class A Monthly Interest, the Class B Monthly Interest and the Class C Monthly Interest.

         "Monthly Period" has the meaning set forth in the Master Indenture; provided, however, that the initial Monthly Period will commence on the Closing Date and end on the last day of calendar month preceding the first Distribution Date; provided, however, that for the purposes of calculating Portfolio Yield which includes the month of April, the Monthly Period will be the period from and including April 1, 2002 to and including April 30, 2002.

         "Monthly Principal" means, with respect to any Distribution Date, an amount equal to the least of (i) the Available Principal Collections on deposit in the Collection Account with respect to such Distribution Date, (ii) for each Distribution Date with respect to the Controlled Accumulation Period, the Controlled Deposit Amount for such Distribution Date, (iii) the excess of the Offered Note Principal Balance over the amount on deposit in the Principal Funding Account without taking into account deposits therefrom on such Distribution Date and (iv) the Adjusted Invested Amount (after taking into account any adjustments to be made on such Distribution Date) prior to any deposit into the Principal Funding Account on such Distribution Date.

         "Monthly Principal Reallocation Amount" means, with respect to any Monthly Period, an amount equal to the sum of Class A Reallocated Principal Amount and the Class B Reallocated Principal Amount.

         "Monthly Servicing Fee" means, with respect to any Distribution Date, an amount equal to one-twelfth of the product of (i) the Servicing Fee Rate and
(ii) (a) the Adjusted Invested Amount as of the last day of the related Monthly Period, minus (b) the product of the amount, if any, on deposit in the Special Funding Account as of the last day of such Monthly Period and the Floating Investor Percentage with respect to such Monthly Period; provided, however, that with respect to the first Distribution Date, the Monthly Servicing Fee shall be equal to $366,333.33.

         "Note Principal Balance" means, on any date of determination, an amount equal to the sum of the Class A Note Principal Balance, the Class B Note Principal Balance and the Class C Note Principal Balance.

         "Noteholders" means the holders of Class A Notes and Class B Notes.

         "Offered Note Initial Principal Balance" means the sum of the Class A
Note Initial Principal Balance and the Class B Note Initial Principal Balance.

         "Offered Note Principal Balance" means the sum of the Class A Note Principal Balance and the Class B Note Principal Balance.

         "Offered Notes" means the Class A Notes and the Class B Notes.

         "One-Month LIBOR" means, with respect to any Interest Period, the London interbank offered rate for deposits in U.S. dollars having a maturity of one month commencing on the related LIBOR Determination Date which appears on Telerate Page 3750, or such other source as is customarily used to quote LIBOR, as of 11:00 a.m., London time, on such LIBOR Determination Date. If the rates used to determine LIBOR do not appear on the Telerate Page 3750, or such other source as is customarily used to quote LIBOR, the rates for that day will be determined on the basis of the rates at which deposits in U.S. dollars, having a maturity of one month and in a principal amount of not less than U.S. $1,000,000 are offered at approximately 11:00 a.m., London time, on such LIBOR Determination Date to prime banks in the London interbank market by the reference banks. The Indenture Trustee will request the principal London office of each of such reference banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that day will be the arithmetic mean to the nearest 1/100,000 of 1% (0.0000001), with five one-millionths of a percentage point rounded upward, of all such quotations. If fewer than two such quotations are provided, the rate for that day will be the arithmetic mean to the nearest 1/100,000 of 1% (0.0000001), with five one-millionths of a percentage point rounded upward, of the offered per annum rates that one or more leading banks in New York City, selected by the Indenture Trustee, are quoting as of approximately 11:00 a.m., New York City time, on such LIBOR Determination Date to leading European banks for United States dollar deposits for that maturity; provided that if the banks selected as aforesaid are not quoting as mentioned in this sentence, LIBOR in effect for the applicable Interest Period will be LIBOR in effect for the previous interest period. The "Telerate Page 3750" is the display page named that on the Dow Jones Telerate Services (or any other page that replaces that page on that service for the purpose of displaying comparable name of rates). The reference banks are the four major banks in the London interbank market selected by the Indenture Trustee.

         "Portfolio Adjusted Yield" shall mean, with respect to any Monthly Period, the Portfolio Yield with respect to such Monthly Period minus the Base Rate with respect to such Monthly Period.

         "Portfolio Yield" means, with respect to any Monthly Period, the annualized percentage equivalent of a fraction, (i) the numerator of which is equal to the sum, (a) Investor Finance Charge Collections with respect to such Monthly Period and (b) the Principal Funding Investment Proceeds and any Reserve Account Draw Amount deposited into the Collection Account on the related Distribution Date, such sum to be calculated on a cash basis after subtracting the Investor Default Amount and the Investor Uncovered Dilution Amount, and (ii) the denominator of which is the Note Principal Balance as of the first day of such Monthly Period; provided, however, that Excess Finance Charge Collections that are allocated to Series 2002-1 with respect to such Monthly Period may be added to the numerator if the Transferor shall have provided ten Business Days' prior written notice of such action to each Rating Agency and the Transferor, the Servicer and the Indenture Trustee has not received notification in writing that such action will not result in any such Rating Agency reducing or withdrawing its then existing rating of the Class A Notes or any outstanding Series or Class; provided further that the Portfolio Yield for the month of March 2002 shall equal 10.68%.

         "Principal Funding Account" has the meaning set forth in Section
4.08(a).

         "Principal Funding Account Balance" means, with respect to any date of determination, the principal amount, if any, on deposit in the Principal Funding Account on such date.

         "Principal Funding Investment Proceeds" means, with respect to any Distribution Date, the investment earnings on funds in the Principal Funding Account (net of investment expenses and losses) for the period from and including the immediately preceding Distribution Date to but excluding such Distribution Date.

         "Principal Funding Investment Shortfall" means, with respect to any Distribution Date, the excess of the Class A Covered Amount and the Class B Covered Amount over the Principal Funding Investment Proceeds.

         "QIB" means a Qualified Institutional Buyer under Rule 144A.

         "Rating Agency" means each of Standard & Poor's and Moody's.

         "Reallocated Principal Collections" means, with respect to any Distribution Date, Investor Principal Collections applied in accordance with
Section 4.05 in an amount not to exceed the Monthly Principal Reallocation Amount for the related Monthly Period.

         "Reassignment Amount" means, with respect to any Distribution Date, after giving effect to any deposits and distributions otherwise to be made on such Distribution Date, the sum of (i) the Note Principal Balance on such Distribution Date, (ii) Monthly Interest and any Monthly Interest due on one or more prior Distribution Dates but not distributed to the Series 2002-1 Noteholders on one or more prior Distribution Dates, and (iii) the amount of Additional Interest and any Additional Interest due but not distributed to the Series 2002-1 Noteholders on one or more prior Distribution Dates.

         "Regulation D" means Regulation D under the Securities Act.

         "Regulation S" means Regulation S under the Securities Act.

         "Regulation S Global Note" has the meaning set forth in Section
2.02(b).

         "Required Accumulation Factor Number" means a fraction, rounded upwards to the nearest whole number, the numerator of which is one and the denominator of which is equal to the lowest monthly principal payment rate on the Accounts, expressed as a decimal, for the 12 months preceding the date of such calculation; provided, however, that this definition may be changed at any time if the Rating Agency Condition is satisfied.

         "Required Reserve Account Amount" means zero or, for any Distribution Date on or after the Reserve Account Funding Date, an amount equal to (i) 0.50% of the Offered Note Principal Balance or (ii) any other amount designated by the Servicer; provided, however, the Servicer may only designates a lesser amount if the Rating Agency Condition remains satisfied and the Servicer certifies to the Indenture Trustee that, based on the facts known to the certifying officer at the time, in its reasonable belief, such designation will not cause a Pay Out Event to occur for the Series 2002-1 Notes.

         "Reserve Account" means the account established pursuant to Section
4.09.

         "Reserve Account Draw Amount" means, with respect to any Distribution Date, an amount equal to the lesser of (i) the amount then on deposit in the Reserve Account with respect to such Distribution Date and (ii) the Principal Funding Investment Shortfall.

         "Reserve Account Funding Date" shall mean the Distribution Date with respect to the Monthly Period which commences no later than three months prior to the Controlled Accumulation Period, provided that the Reserve Account Funding Date shall be accelerated to (i) the Distribution Date with respect to the Monthly Period which commences no later than four months prior to the Controlled Accumulation Period if the average of the Portfolio Adjusted Yields for any three consecutive Monthly Periods shall be less than 6.00%; (ii) the Distribution Date with respect to the Monthly Period which commences no later than six months prior to the Controlled Accumulation Period if the average of the Portfolio Adjusted Yields for any three consecutive Monthly Periods shall be less than 3.00%; or (iii) the Distribution Date which commences no later than nine months prior to the Controlled Accumulation Period if the average of the Portfolio Adjusted Yields for any three consecutive Monthly Periods shall be less than 2.00%.

         "Reset Date" means (i) the last day of each calendar month, (ii) each Removal Date, (iii) each date the Trust issues a new series of Notes or class of Notes relating to a multiple issuance series, (iv) each date there is an increase in the invested amount with respect to any series of Notes issued by the Trust and (v) each Addition Date that Supplemental Accounts are designated to the Trust.

         "Revolving Period" means the period beginning on the Closing Date and ending on the earlier of the close of business on the day immediately preceding the day the Controlled Accumulation Period commences or the Early Amortization Period commences.

         "Rule 144A" means Rule 144A under the Securities Act.

         "Rule 144A Global Note" has the meaning set forth in Section 2.02.

         "Series 2002-1" means the Series of Notes the terms of which are specified in this Series 2002-1 Indenture Supplement.

         "Series 2002-1 Final Maturity Date" means the earlier to occur of (i) the Distribution Date on which the Note Principal Balance is paid in full and
(ii) the October 13, 2010 Distribution Date.

         "Series 2002-1 Indenture Supplement" means this series 2002-1 indenture supplement, dated as of April 1, 2002, between the Trust and the Indenture Trustee, as the same may be amended, supplemented or otherwise modified from time to time.

         "Series 2002-1 Note" means a Class A Note, a Class B Note or a Class C Note.

         "Series 2002-1 Noteholder" means a Class A Noteholder, a Class B Noteholder or a Class C Noteholder.

         "Series 2002-1 Pay Out Event" has the meaning set forth in Section
6.01.

         "Series 2002-1 Principal Shortfall" means an amount equal to, with respect to any Distribution Date during (i) the Revolving Period, zero, (ii) the Controlled Accumulation Period, the excess, if any, of the Controlled Deposit Amount with respect to such Distribution Date over the amount of Available Principal Collections for such Distribution Date (excluding any portion thereof attributable to Shared Principal Collections), and (iii) the Early Amortization Period, the excess, if any, of the Adjusted Invested Amount over the amount of Available Principal Collections for such Distribution Date (excluding any portion thereof attributable to Shared Principal Collections).

         "Servicing Fee" has the meaning set forth in the Transfer and Servicing Agreement.

         "Servicing Fee Rate" means 2.0% per annum.

         "Successor Servicer" has the meaning set forth in the Transfer and Servicing Agreement.

         "Transferor Certificate" has the meaning set forth in the Trust Agreement.

         "Transferor Percentage" has the meaning set forth in the Master Indenture.

         "Transition Expenses" means any documented expenses and costs reasonably incurred by a Successor Servicer in connection with the transition of servicing duties under the Transaction Documents to the Successor Servicer. The aggregate amount of Transition Expenses shall not exceed $100,000.

         "Trust Agreement" means the amended and restated trust agreement, dated as of April 1, 2002, between the Owner Trustee and the Transferor, as the same may be amended, supplemented or otherwise modified from time to time.

         "Uncovered Dilution Amount" means, with respect to any Monthly Period, the excess of the Dilution Amount for such Monthly Period over the sum of (i) any amount deposited into the Special Funding Account by the Transferor pursuant to Section 3.09 of the Transfer and Servicing Agreement to cover the Dilution Amount, (ii) the amount, if any, of Principal Receivables transferred to the Trust by the Transferor to cover the Dilution Amount and (iii) the amount by which the Transferor Interest was reduced to cover the Dilution Amount.

         "U.S. Person" means (i) a citizen or resident of the United States who is a natural person, (ii) a corporation or a partnership (including any entity treated as a corporation or partnership for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia (unless, in the case of a partnership, Treasury regulations are adopted that provide otherwise), (iii) an estate the income of which is subject to the U.S. federal income taxation regardless of its source or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons (as such term is defined in the Code and Treasury regulations) have authority to control all substantial decisions of the trust. Notwithstanding the foregoing, to the extent provided in Treasury regulations, certain trusts in existence prior to August 20, 1996 and treated as United States persons prior to such date that elect to be treated as United States persons shall also be considered "U.S. Persons."

         Section 1.02.  Other Definitional Provisions.

         (a) Each capitalized term defined herein shall relate to the Series 2002-1 Notes and no other Series of Notes issued by the Trust, unless the context otherwise requires. All capitalized terms used herein and not otherwise defined herein have the meanings ascribed to them in the Trust Agreement, the Master Indenture or the Transfer and Servicing Agreement. In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Trust Agreement, the Master Indenture or the Transfer and Servicing Agreement, the terms and provisions of this Series 2002-1 Indenture Supplement shall govern.

         (b) As used in this Series 2002-1 Indenture Supplement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Series 2002-1 Indenture Supplement or in any such certificate or other document, and accounting terms partly defined in this Series 2002-1 Indenture Supplement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under GAAP. To the extent that the definitions of accounting terms in this Series 2002-1 Indenture Supplement or in any such certificate or other document are inconsistent with the meanings of such terms under GAAP, the definitions contained in this Indenture or in any such certificate or other document shall control.

         (c) Unless otherwise specified, references to any amount as on deposit or outstanding on any particular date means such amount at the close of business on such day.

         (d) The words "hereof," "herein," "hereunder" and words of similar import when used in this Series 2002-1 Indenture Supplement shall refer to this Series 2002-1 Indenture Supplement as a whole and not to any particular provision of this Series 2002-1 Indenture Supplement; references to any Article, subsection, Section, Schedule or Exhibit are references to Articles, subsections, Sections, Schedules and Exhibits in or to this Series 2002-1 Indenture Supplement unless otherwise specified; and the term "including" means "including without limitation."

                                   ARTICLE TWO

                       CREATION OF THE SERIES 2002-1 NOTES

         Section 2.01.  Designation.

         (a) There is hereby created and designated a Series of Notes to be issued pursuant to the Master Indenture and this Series 2002-1 Indenture Supplement to be known as "Nordstrom Credit Card Master Note Trust, Series 2002-1" or the "Series 2002-1 Notes." The Series 2002-1 Notes shall be issued in three Classes, the first of which shall be known as the "Series 2002-1 Floating Rate Asset Backed Notes, Class A", the second of which shall be known as the "Series 2002-1 Floating Rate Asset Backed Notes, Class B", and the third of which shall be known as the "Series 2002-1 0% Asset Backed Notes, Class C". The Series 2002-1 Notes shall be due and payable on the Series 2002-1 Final Maturity Date.

         (b) Series 2002-1 shall be included in Group One and shall be a Principal Sharing Series with respect to Group One only. Series 2002-1 shall be an Excess Allocation Series with respect to Group One only. Series 2002-1 shall not be subordinated to any other Series.

         (c) In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Master Indenture, the terms and provisions of this Series 2002-1 Indenture Supplement shall be controlling.

         Section 2.02.  Forms of Series 2002-1 Notes.

         (a) The form of each of the Class A Notes, the Class B Notes and the Class C Notes shall be substantially as set forth in Exhibits A-1, A-2 and A-3 hereto.

         (b)      Global Notes.

                      (i) The Offered Notes offered and sold to U.S. Persons in reliance on the exemption from registration under Rule 144A (except for any sale directly from the Issuer) shall be issued initially in the form of one or more permanent global notes in definitive, fully registered form without interest coupons with the applicable legend set forth in Exhibit A-1 and Exhibit A-2 hereto, added to the form of the Class A Notes ("Class-A Rule 144A Global Notes") and the Class B Notes ("Class-B Rule 144A Global Notes", and together with the Class A Rule 144A Global Notes, the "Rule 144A Global Notes"), each of which shall be registered in the name of the nominee of DTC and deposited with the Indenture Trustee, at its Corporate Trust Office, as custodian for DTC, duly executed by the Issuer and authenticated by the Indenture Trustee as hereinafter provided. The aggregate principal amount of the Rule 144A Global Notes may from time to time be increased or decreased by adjustments made on the records of the Indenture Trustee or DTC or its nominee, as the case may be, as hereinafter provided.

                      (ii) The Offered Notes sold in offshore transactions in reliance on Regulation S shall be issued initially in the form of one or more permanent global notes in definitive, fully registered form without interest coupons with the applicable legend set forth in Exhibit A-1 hereto, added to the form of the Class A Notes ("Class A

         Regulation S Global Notes") and to the form of Class B Notes ("Class B Regulation S Global Notes", and together with the Class A Regulation S Global Notes, the "Regulation S Global Notes" and, together with the Rule 144A Global Notes, the "Global Notes"), which shall be deposited on behalf of the subscribers for the Class A Notes and the Class B Notes represented thereby with the Indenture Trustee as custodian for DTC and registered in the name of a nominee of DTC for the respective accounts of the Euroclear Operator and Clearstream or their respective depositories, duly executed by the Issuer and authenticated by the Indenture Trustee as hereinafter provided. The aggregate principal amount of the Regulation S Global Notes may from time to time be increased or decreased by adjustments made on the records of the Indenture Trustee or DTC or its nominee, as the case may be, as hereinafter provided.

         (c) Class C Notes. The Class C Notes shall be issued in the form of one or more certificated notes in definitive, fully registered form without interest coupons with the applicable legends set forth in Exhibit A-3, added to the form of such Class C Notes. The Class C Notes shall be registered in the name of the Holder or a nominee thereof, duly executed by the Issuer and authenticated by the Indenture Trustee as hereinafter provided; provided that the Issuer may amend this Series 2002-1 Indenture Supplement (without the consent of any Noteholder) to permit the issuance of Class C Notes in the form of one or more permanent global notes if the Issuer delivers to the Indenture Trustee an Opinion of Counsel acceptable to the Indenture Trustee to the effect that the issuance of such global note or notes would not cause the Issuer to lose its exemption from registration, or cause it to be required to be registered, as an investment company under the Investment Company Act or to lose the exemption for any Class C Note from the registration provisions of the Securities Act.

         Section 2.03.  Registration; Registration of Transfer and Exchange.

         (a) No Series 2002-1 Note may be sold or transferred (including by pledge or hypothecation) unless such sale or transfer is exempt from the registration requirements of the Securities Act and is exempt from the registration requirements under applicable state securities laws and the representations deemed to be made by the transferee pursuant to Section 2.03(g) are true and correct.

         (b) No Offered Note may be offered, sold, resold or delivered, within the United States or to, or for the benefit of, U.S. Persons except in accordance with Section 2.03(e) and in accordance with Rule 144A to QIBs purchasing for their own account or for the accounts of one or more QIBs, for which the purchaser is acting as fiduciary or agent. The Offered Notes may be offered, sold, resold or delivered, as the case may be, in offshore transactions to non-U.S. Persons in reliance on Regulation S. None of the Issuer, the Indenture Trustee or any other Person may register the Offered Notes under the Securities Act or any state securities laws.

         (c) No Class C Note may be offered, sold, resold or delivered, within the United States or to, or for the benefit of, U.S. Persons except in accordance with Section 2.03(f) below and in accordance with Rule 144A to QIBs purchasing for their own account or for the accounts of one or more QIBs, for which the purchaser is acting as fiduciary or agent. The Class C Notes may be offered, sold, resold or delivered, as the case may be, in offshore transactions to non-U.S.

Persons in reliance on Regulation S. None of the Issuer, the Indenture Trustee or any other Person may register the Class C Notes under the Securities Act or any state securities laws.

         (d) Upon final payment due on a Series 2002-1 Note, the Holder thereof shall present and surrender such Series 2002-1 Note at the Corporate Trust Office or at the office of the Paying Agent (outside the United States if then required by applicable law in the case of a note in definitive form issued in exchange for a beneficial interest in a Regulation S Global Note pursuant to
Section 2.03(k)).

         (e) Transfers of Global Notes. Notwithstanding any provision to the contrary herein, so long as a Global Note remains outstanding and is held by or on behalf of DTC, transfers of a Global Note, in whole or in part, shall only be made in accordance with this Section 2.03(e).

                      (i) Subject to clauses (ii) through (iv) of this Section 2.03(e), a transfer of a Global Note shall be limited to transfers of such Global Note in whole, but not in part, to nominees of DTC or to a successor of DTC or such successor's nominee.

                      (ii) Regulation S Global Note to Rule 144A Global Note. If a holder of a beneficial interest in a Regulation S Global Note wishes to transfer all or a part of its interest in such Regulation S Global Note to a Person who wishes to take delivery thereof in the form of a Rule 144A Global Note, such holder may, subject to the terms hereof and the rules and procedures of Euroclear, Clearstream or DTC, as the case may be, exchange or cause the exchange of such interest for an equivalent beneficial interest in a Rule 144A Global Note of the same Class. Upon receipt by the Indenture Trustee, as Transfer Agent and Registrar, of (A) instructions from Euroclear, Clearstream or DTC, as the case may be, directing the Indenture Trustee, as Transfer Agent and Registrar, to cause such Rule 144A Global Note to be increased by an amount equal to such beneficial interest in such Regulation S Global Note but not less than the minimum denomination applicable to the related Class of Series 2002-1 Notes and (B) a certificate substantially in the form of Exhibit E hereto given by the prospective transferee of such beneficial interest and stating, among other things, that such transferee acquiring such interest in a Rule 144A Global Note is a QIB, is obtaining such beneficial interest in a transaction pursuant to Rule 144A and in accordance with any applicable securities laws of any State or any other applicable jurisdiction, then Euroclear, Clearstream or the Indenture Trustee, as Transfer Agent and Registrar, as the case may be, shall instruct DTC to reduce such Regulation S Global Note of the applicable Class of Series 2002-1 Notes by the aggregate principal amount of the interest in such Regulation S Global Note of the applicable Class of Series 2002-1 Notes to be transferred and increase the Rule 144A Global Note specified in such instructions by a principal amount equal to such reduction in such principal amount of the Regulation S Global Note of the applicable Class of Series 2002-1 Notes.

                      (iii) Rule 144A Global Note to Regulation S Global Note. If a holder of a beneficial interest in a Rule 144A Global Note wishes to transfer all or a part of its interest in such Rule 144A Global Note to a Person who wishes to take delivery thereof in the form of a Regulation S Global Note, such holder may, subject to the terms hereof and the rules and procedures of Euroclear, Clearstream or DTC, as the case may be, exchange or cause the exchange of such interest for an equivalent beneficial interest in a Regulation S Global Note of the same Class. Upon receipt by the Indenture Trustee, as Transfer Agent and Registrar, of (A) instructions from Euroclear, Clearstream or DTC, as the case may be, directing the Indenture Trustee, as Transfer Agent and Registrar, to cause such Regulation S Global Note to be increased by an amount equal to the beneficial interest in such Rule 144A Global Note but not less than the minimum denomination applicable to the related Class of Series 2002-1 Notes to be exchanged and (B) a certificate substantially in the form of Exhibit F hereto given by the prospective transferee of such beneficial interest and stating, among other things, that such transferee acquiring such interest in a Regulation S Global Note is a not a U.S. Person and that such transfer is being made pursuant to Rule 903 or 904 under Regulation S, then Euroclear, Clearstream or the Indenture Trustee, as Transfer Agent and Registrar, as the case may be, shall instruct DTC to reduce such Rule 144A Global Note of the applicable Class of Series 2002-1 Notes by the aggregate principal amount of the interest in such Rule 144A Global Note to be transferred and increase the Regulation S Global Note of the applicable Class of Series 2002-1 Notes specified in such instructions by a principal amount equal to such reduction in the principal amount of the Rule 144A Global Note of the applicable Class of Series 2002-1 Notes.

                      (iv) Other Exchanges. In the event that, pursuant to
         Section 2.03(k), a Global Note is exchanged for a Note of the same Class in definitive form, such Offered Notes may be exchanged for one another only in accordance with such procedures as are substantially consistent with the provisions above (including certification requirements intended to ensure that such transfers are to a QIB or are to a non-U.S. Person, or otherwise comply with Rule 144A and Regulation
         S) and as may be from time to time adopted by the Issuer and the Indenture Trustee.

         (f) Transfer and Exchange of Class C Notes. Transfer of Class C Notes, in whole or in part, shall only be made in accordance with this Section 2.03(f).

                      (i) Transfer of Class C Notes. No Class C Note may be sold, transferred, assigned or conveyed (each, a "Transfer") unless the Indenture Trustee and the Transferor are provided with an Opinion of Counsel that such Transfer will not cause the Trust to be treated as an association or publicly traded partnership taxable as a corporation for federal income tax purposes. If an Opinion of Counsel has been so provided, Class C Notes may be transferred subject to the conditions set forth in this Section. Upon receipt by the Indenture Trustee, as Transfer Agent and Registrar, of (A) such holder's Class C Notes properly endorsed for assignment to the transferee, (B) the Opinion of Counsel discussed above in this clause and (C) a certificate in the form of Exhibit G hereof given by the prospective transferee of such beneficial interest stating (1) that the transfer of such interest has been made in accordance with the applicable restrictions in this Series 2002-1 Indenture Supplement, including that the transferee either (x) is a QIB or (y) is not a U.S. Person and such transfer is being made pursuant to Rule 903 or 904 under Regulation S and (2) the transferee is not an employee benefit plan (as defined in Section 3(3) of ERISA), or any plan described in Section 4975(e)(1) of the Code or an entity whose underlying assets include "plan assets" by reason of an employee benefit plan's or plan's investment in the entity, or any other

         "benefit plan investor" (as defined in 29 C.F.R.
         Section 2510.3-101(f)(2) (each such person described in (2)(x), a "Benefit Plan Investor").

                      (ii) Exchange of Class C Note. If a holder of a beneficial interest in one or more Class C Notes wishes at any time to exchange such Class C Note for one or more Class C Notes of different principal amounts of the same Class (but not less than the minimum authorized denomination applicable thereto) that will be beneficially owned by such holder, such holder may exchange or cause the exchange of such interest for an equivalent beneficial interest in the Class C Note of the same Class as provided below. Upon receipt by the Indenture Trustee, as Transfer Agent and Registrar, of (A) such holder's Class C Note properly endorsed for such exchange and (B) written instructions from the Holder (or such beneficial holder, as identified by the Holder) of such Class C Notes designating the number and principal amounts of the Class C Note to be exchanged (the aggregate of such principal amounts being equal to the aggregate principal amount of the Class C Note surrendered for exchange) and certifying that such exchange does not represent a change in beneficial ownership, then the Indenture Trustee, as Transfer Agent and Registrar, shall cancel such Class C Notes, record the exchange in the Note Register and authenticate and deliver one or more Class C Notes, registered in the same names as the Class C Note surrendered by such holder or such different names as are specified in the endorsement described in clause
         (A) above, in principal amounts designated by such Holder (the aggregate of such amounts being equal to the beneficial interest in the Class C Note surrendered by such Holder).

         (g) Each transferee of an Offered Note shall be deemed to represent and agree as follows:

                      (i) The transferee (a) (1) is a QIB, (2) is acquiring the Offered Notes for its own account or for the account of a QIB and (3) is aware that the sale of such Offered Notes to it is being made in reliance on Rule 144A or (b) is not a U.S. Person and is purchasing such Offered Notes in an offshore transaction pursuant to Regulation S.

                      (ii) The transferee understands that (a) the Offered Notes have not been and will not be registered under the Securities Act or any state securities or Blue Sky law, and may not be reoffered, resold, pledged or otherwise transferred except (1) to a Person whom the seller reasonably believes is a QIB in a transaction meeting the requirements of Rule 144A or (2) in a transaction complying with the provisions of Rule 903 or 904 under the Securities Act, in accordance with any applicable securities laws of any State of the United States or any other applicable jurisdictions and that (b) the transferee will, and each subsequent holder is required to, notify any subsequent purchaser of such Offered Notes from it of the resale restrictions referred to in
         (a) above.

                      (iii) The transferee agrees that if in the future it should offer, sell or otherwise transfer such Offered Note, it will do so only (a) pursuant to Rule 144A to a Person who the seller reasonably believes is a QIB in a transaction meeting the requirements of Rule 144A, purchasing for its own account or for the account of a QIB, whom the holder has informed that such offer, sale or other transfer is being made in reliance on

         Rule 144A, or (b) in an offshore transaction meeting the requirements of Rule 903 or 904 of Regulation S.

                      (iv) The transferee, if it is a foreign transferee outside the United States, acknowledges that the Class A Notes or Class B Notes, as applicable, will initially be represented by a Class A Regulation S Global Note or a Class B Regulation S Global Note, as applicable, and that transfers thereof are restricted as described herein. If it is a QIB, it acknowledges that the Class A Notes or Class B Notes, as applicable, offered in reliance on Rule 144A will be represented by a Class A Rule 144A Global Note or a Class B Rule 144A Global Note, as applicable.

                      (v) Each Offered Note will bear a legend to the following effect, unless the Transferor and the Indenture Trustee determine otherwise in accordance with applicable law:

         "THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAW. THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES THAT THIS NOTE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (I)(A) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO AN INSTITUTIONAL INVESTOR THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A "QIB"), PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (B) IN A TRANSACTION EFFECTED IN COMPLIANCE WITH REGULATION S OF THE SECURITIES ACT AND (II) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTIONS.

         UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUST OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY
         NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         NO RESALE OR OTHER TRANSFER OF ANY NOTE SHALL BE MADE TO ANY TRANSFEREE
         UNLESS: (A) SUCH TRANSFEREE IS NOT, AND WILL NOT

         ACQUIRE THE NOTE ON BEHALF OR WITH PLAN ASSETS OF, AN "EMPLOYEE BENEFIT PLAN" AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR ANY OTHER "PLAN" AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "INTERNAL REVENUE CODE"), THAT IS SUBJECT TO ERISA OR
         SECTION 4975 OF THE INTERNAL REVENUE CODE OR ANY ENTITY DEEMED TO HOLD PLAN ASSETS OF ANY OF THE FOREGOING BY REASON OF AN EMPLOYEE BENEFIT PLAN'S OR PLAN'S INVESTMENT IN THE ENTITY (EACH, A "BENEFIT PLAN") OR
         (B) THE ACQUISITION AND HOLDING OF THE NOTE BY SUCH TRANSFEREE ARE ELIGIBLE FOR THE EXEMPTIVE RELIEF AVAILABLE UNDER PTCE 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60, PTCE 96-23 OR A SIMILAR EXEMPTION. EACH PURCHASER OR TRANSFEREE OF A NOTE, BY ITS ACCEPTANCE OF SUCH NOTE, WILL BE DEEMED TO HAVE MADE THE REPRESENTATION SET FORTH IN CLAUSE (A) OR
         (B) ABOVE.

         THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

         TRANSFERS OF THE NOTES MUST GENERALLY BE ACCOMPANIED BY APPROPRIATE TAX TRANSFER DOCUMENTATION AND ARE SUBJECT TO RESTRICTIONS AS PROVIDED IN THE INDENTURE.

         THE HOLDER, BY ACCEPTANCE OF THIS NOTE, SHALL BE DEEMED TO HAVE AGREED TO TREAT THIS NOTE AS DEBT SOLELY OF THE TRUST FOR UNITED STATES FEDERAL, STATE AND LOCAL INCOME, SINGLE BUSINESS AND FRANCHISE TAX PURPOSES."

                      (vi) If the transferee is acquiring any Offered Note, or any interest or participation therein, as a fiduciary or agent for one or more investor accounts, it has sole investment discretion with respect to each such account and that it has full power to make the acknowledgments, representations and agreements contained herein on behalf of such account.

                      (vii) (a) The transferee is not acquiring and will not acquire the Offered Notes on behalf of or with plan assets of any Benefit Plan or (b) its acquisition and holding of the Offered Note are eligible for the exemptive relief available under PTCE 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60, PTCE 96-23 or a similar exemption. By its acceptance of a Offered Note each transferee will be deemed to have made the representation set forth in clause (a) or (b).

                      (viii) It understands that the Regulation S Global Notes will bear a legend to the following effect unless otherwise agreed to by the Transferor and the Indenture Trustee:

         "THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY JURISDICTION AND, ACCORDINGLY, MAY NOT BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES EXCEPT PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO AN INSTITUTIONAL INVESTOR THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A "QIB"), PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A ."

                      (ix) The transferee agrees that if at some time in the future it wishes to transfer or exchange any of the Offered Notes, it will not transfer or exchange any of the Offered Notes unless such transfer or exchange is in accordance with the Indenture. The purchaser understands that any purported transfer of any Offered Note (or any interest therein) in contravention of any of the restrictions and conditions in the Indenture shall be void, and the purported transferee in such transfer shall not be recognized by the Trust or any other Person as a Noteholder for any purpose.

         (h) In addition to the representations set forth in Section 2.03(g), each beneficial owner of Regulation S Global Notes shall be deemed to have further represented and agreed as follows:

                      (i) The owner is aware that the sale of such Offered Notes to it is being made in reliance on the exemption from registration provided by Regulation S and understands that the Offered Notes offered in reliance on Regulation S will bear the appropriate legend set forth in Exhibit A-1 or Exhibit A-2, as applicable, and be represented by one or more Regulation S Global Notes. The Offered Notes so represented may not at any time be held by or on behalf of U.S. Persons. Each of the owner and the related Holder is not, and shall not be, a U.S. Person. Before any interest in a Regulation S Global Note may be offered, resold, pledged or otherwise transferred to a person who takes delivery in the form of a Rule 144A Global Note, the transferee shall be required to provide the Indenture Trustee with a written certification substantially in the form of Exhibit E as to compliance with the transfer restrictions. The owner must inform a prospective transferee of the transfer restrictions.

         (i) Each transferee of a Class C Note shall be required to make the representations set forth in clauses (i), (ii), (iii), (iv), (viii) and (ix) of
Section 2.03(g) with respect to the Class C Notes and to further represent and agree as follows:

                      (i) before any interest in a Class C Note may be offered, resold, pledged or otherwise transferred, the transferee shall be required to provide the Indenture Trustee with a written certification substantially in the form of Exhibit G hereto as to compliance with the transfer restrictions and the owner must inform a prospective transferee of the transfer restrictions; and

                      (ii) each prospective Holder of a Class C Note shall represent to the Issuer, the Transferor, the Servicer and the Indenture Trustee that the transferee is not a Benefit Plan Investor.

         (j) Any purported transfer of a Series 2002-1 Note not in accordance with this Section 2.03 or Section 2.05 of the Master Indenture shall be null and void and shall not be given effect for any purpose hereunder.

         (k) If the Indenture Trustee determines or is notified by the Issuer, the Transferor or the Servicer that (i) a transfer or attempted or purported transfer of any interest in any Series 2002-1 Note was consummated in compliance with the provisions of this Section on the basis of a materially incorrect certification from the transferee or purported transferee, (ii) a transferee failed to deliver to the Indenture Trustee any certification required to be delivered hereunder or (iii) the holder of any interest in a Series 2002-1 Note is in breach of any representation or agreement set forth in any certification or any deemed representation or agreement of such holder, the Indenture Trustee shall not register such attempted or purported transfer and if a transfer has been registered, such transfer shall be absolutely null and void ab initio and shall vest no rights in the purported transferee (such purported transferee, a "Disqualified Transferee") and the last preceding holder of such interest in such Series 2002-1 Note that was not a Disqualified Transferee shall be restored to all rights as a Holder thereof retroactively to the date of transfer of such Series 2002-1 Note by such Holder.

                                  ARTICLE THREE

                                  SERVICING FEE

         Section 3.01.  Servicing Fee.

         (a) Servicing Compensation. The share of the Servicing Fee allocable to the Series 2002-1 Noteholders with respect to any Distribution Date shall be equal to the Monthly Servicing Fee. The remainder of the Servicing Fee shall be paid by the Holders of the Transferor Certificates or the Noteholders of other Series (as provided in the related Indenture Supplements) and in no event shall the Trust, the Indenture Trustee or the Series 2002-1 Noteholders be liable for the share of the Servicing Fee to be paid by the Holders of the Transferor Certificates or the Noteholders of any other Series. To the extent that the Monthly Servicing Fee is not paid in full pursuant to the preceding provisions of this Section and Section 4.03, it shall be paid by the Holders of the Transferor Certificates.

         (b) Interchange. On or before each Determination Date, the Servicer shall notify the Transferor of the amount of Interchange to be included as Investor Finance Charge Collections with respect to the preceding Monthly Period as determined pursuant to this Section. Such amount of Interchange shall be equal to the product of (i) the amount of Interchange attributable to the Accounts, as reasonably estimated by the Servicer, and (ii) the Investor Percentage with regard to Finance Charge Receivables. On each Transfer Date, the Transferor shall deposit into the Collection Account, in immediately available funds, the amount of Interchange to be so included as Investor Finance Charge Collections with respect to the preceding Monthly Period and such Interchange shall be treated as a portion of Investor Finance Charge Collections for all purposes of this Series 2002-1 Indenture Supplement, the Master Indenture and the Transfer and Servicing Agreement.

                                  ARTICLE FOUR

                       RIGHTS OF SERIES 2002-1 NOTEHOLDERS
                  AND ALLOCATION AND APPLICATION OF COLLECTIONS

         Section 4.01.  Collections and Allocations.

         (a) Allocations. Collections of Finance Charge Receivables and Principal Receivables and Defaulted Receivables allocated to Series 2002-1 pursuant to Article Eight of the Master Indenture shall be allocated and distributed as set forth in this Article.

         (b) Payments to the Transferor. The Servicer shall on each Deposit Date direct the Indenture Trustee to withdraw from the Collection Account and pay to the Holders of the Transferor Certificates (or to the Successor Servicer to the extent that the Successor Servicer is owed Transition Expenses after the application of Section 4.03(a)(ix)) the following amounts:

                      (i) an amount equal to the Transferor Percentage for the related Monthly Period of Collections of Finance Charge Receivables to the extent such amount is deposited in the Collection Account; and

                      (ii) an amount equal to the Transferor Percentage for the related Monthly Period of Collections of Principal Receivables deposited in the Collection Account, if the Transferor Interest (determined after giving effect to any Principal Receivables transferred to the Trust on such Deposit Date) exceeds the Required Transferor Interest.

         The withdrawals to be made from the Collection Account pursuant to this Section do not apply to deposits into the Collection Account that do not represent Collections, including payment of the purchase price for the Receivables or the Notes pursuant to, respectively, Section 2.06 or 7.01 of the Transfer and Servicing Agreement or Section 11.04 of the Master Indenture and payment of the purchase price for the Series 2002-1 Notes pursuant to Section
7.01 of this Series 2002-1 Indenture Supplement.

         (c) Allocations to the Series 2002-1 Noteholders. The Servicer shall, prior to the close of business on any Deposit Date, allocate to the Series 2002-1 Noteholders the following amounts as set forth below:

                  (i) Allocations of Finance Charge Collections. The Servicer shall allocate to the Series 2002-1 Noteholders and retain in the Collection Account for application as provided herein an amount equal to the product of (A) the Investor Percentage and (B) the aggregate amount of Collections of Finance Charge Receivables deposited in the Collection Account on such Deposit Date.

                  (ii) Allocations of Principal Collections. The Servicer shall allocate to the Series 2002-1 Noteholders the following amounts as set forth below:

                           (A) Allocations During the Revolving Period. During
                  the Revolving Period, an amount equal to the product of (1) the Investor Percentage and (2) the aggregate amount of Collections of Principal Receivables deposited in the

                  Collection Account on such Deposit Date shall be allocated to the Series 2002-1 Noteholders and shall be first, if any other Principal Sharing Series in Group One is outstanding and in its amortization period or accumulation period, retained in the Collection Account for application, to the extent necessary, as Shared Principal Collections to other Series in Group One on the related Distribution Date, and second paid to the Holders of the Transferor Certificates only if the Transferor Interest on such Deposit Date is greater than the Required Transferor Interest (after giving effect to all Principal Receivables transferred to the Trust on such day) and otherwise shall be deposited in the Special Funding Account.

                           (B) Allocations During the Controlled Accumulation
                  Period. During the Controlled Accumulation Period an amount equal to, the product of (1) the Investor Percentage and (2) the aggregate amount of Collections of Principal Receivables deposited in the Collection Account on such Deposit Date shall be allocated to the Series 2002-1 Noteholders and deposited in the Principal Funding Account until applied as provided herein; provided, however, that if such amount along with all other allocations to the Series 2002-1 Noteholders of Principal Receivables during the Monthly Period exceeds the Controlled Deposit Amount for the related Distribution Date, then such excess shall be first, if any other Principal Sharing Series in Group One is outstanding and in its amortization period or accumulation period, retained in the Collection Account for application, to the extent necessary, as Shared Principal Collections to other Series in Group One on the related Distribution Date, and second paid to the Holders of the Transferor Certificates only if the Transferor Interest on such Deposit Date is greater than the Required Transferor Interest (after giving effect to all Principal Receivables transferred to the Trust on such day) and otherwise shall be deposited in the Special Funding Account.

                           (C) Allocations During the Early Amortization Period.
                  During the Early Amortization Period, an amount equal to the product of (1) the Investor Percentage and (2) the aggregate amount of Collections of Principal Receivables deposited in the Collection Account on such Deposit Date, shall be allocated to the Series 2002-1 Noteholders and retained in the Collection Account until applied as provided herein; provided, however, that after the date on which an amount of such Collections equal to the Adjusted Invested Amount has been deposited into the Collection Account and allocated to the Series 2002-1 Noteholders, such amount shall be first, if any other Principal Sharing Series in Group One is outstanding and in its amortization period or accumulation period, retained in the Collection Account for application, to the extent necessary, as Shared Principal Collections to other Series in Group One on the related Distribution Date, and second paid to the Holders of the Transferor Certificates only if the Transferor Interest on such date is greater than the Required Transferor Interest (after giving effect to all Principal Receivables transferred to the Trust on such day) and otherwise shall be deposited in the Special Funding Account.

         Section 4.02. Determination of Monthly Interest, Monthly Principal and Interest Rate.

         (a) On each Determination Date, the Servicer shall calculate all amounts necessary to make the required distributions to the Series 2002-1 Noteholders on the related Distribution Date, including, but not limited to, the following amounts in respect of such Distribution Date and the related Monthly Period (i) the Class A Monthly Interest; (ii) the Class A Interest Shortfall;
(iii) the Class A Additional Interest; (iv) the Class B Monthly Interest; (v) the Class B Interest Shortfall; (vi) the Class B Additional Interest; (vii) the Class C Monthly Interest; (viii) the Class C Interest Shortfall; (ix) the Class C Additional Interest; and (x) the Monthly Principal.

         (b) The Transferor may in its sole discretion increase the Class C Note Interest Rate; provided, however, any increase resulting in a Class C Note Interest Rate in excess of 9.0% will require Rating Agency approval and satisfaction of the Rating Agency Condition

         Section 4.03. Application of Available Finance Charge Collections and Available Principal Collections. The Servicer shall apply, or shall cause the Indenture Trustee to apply by written instruction to the Indenture Trustee in the form of Exhibit B attached hereto, on each Distribution Date, Available Finance Charge Collections and Available Principal Collections, as the case may be, on deposit in the Collection Account with respect to the related Monthly Period or such Distribution Date to make the following distributions:

                  (a) On each Distribution Date, an amount equal to the Available Finance Charge Collections will be distributed or deposited in the following amounts and priority:

                      (i) an amount equal to the Monthly Servicing Fee, plus the amount of any Monthly Servicing Fee previously due but not distributed to the Servicer on one or more prior Distribution Dates, shall be distributed to the Servicer (unless such amount has been netted against deposits to the Collection Account in accordance with Section 8.04 of the Master Indenture);

                      (ii) an amount equal to Class A Monthly Interest for such Distribution Date, plus the amount of any Class A Monthly Interest previously due but not distributed to Class A Noteholders on one or more prior Distribution Dates, plus the amount of any Class A Additional Interest for such Distribution Dates, plus the amount of any Class A Additional Interest previously due but not distributed to Class A Noteholders on one or more prior Distribution Dates, shall be distributed to the Paying Agent for payment to Class A Noteholders on such Distribution Date;

                      (iii) an amount equal to Class B Monthly Interest for such Distribution Date, plus the amount of any Class B Monthly Interest previously due but not distributed to Class B Noteholders on one or more prior Distribution Dates, plus the amount of any Class B Additional Interest for such Distribution Dates, plus the amount of any Class B Additional Interest previously due but not distributed to Class B Noteholders on one or more prior Distribution Dates, shall be distributed to the Paying Agent for payment to Class B Noteholders on such Distribution Date;

                      (iv) an amount equal to Class C Monthly Interest for such Distribution Date, plus the amount of any Class C Monthly Interest previously due but not distributed to the Class C Noteholders on one or more prior Distribution Dates, plus the amount of any Class C Additional Interest for such Distribution Dates, plus the amount of any Class C Additional Interest previously due but not distributed to the Class C Noteholders on one or more prior Distribution Dates shall be distributed to the Paying Agent for payment to the Class C Noteholders on such Distribution Date;

                      (v) an amount equal to the Investor Default Amount and the Investor Uncovered Dilution Amount, if any, for such Distribution Date shall be treated as a portion of Available Principal Collections for such Distribution Date;

                      (vi) an amount equal to the sum of the aggregate amount of Investor Charge-Offs and the amount of Reallocated Principal Collections which have not been previously reimbursed pursuant to this subparagraph shall be treated as a portion of Available Principal Collections for such Distribution Date;

                      (vii) upon the occurrence of an Event of Default with respect to Series 2002-1 and acceleration of the maturity of the Series 2002-1 Notes, the balance, if any, up to the outstanding principal amount of the Series 2002-1 Notes will be treated as Available Principal Collections for that Distribution Date for distribution to the Series 2002-1 Noteholders;

                      (viii) on each Distribution Date from and after the Reserve Account Funding Date, but prior to the date on which the Reserve Account terminates as described in Section 4.09(e), an amount up to the excess, if any, of the Required Reserve Account Amount over the amount then on deposit in the Reserve Account will be deposited into the Reserve Account;

                      (ix) an amount equal to any Transition Expenses and other amounts the Trust may be liable for from time to time that are not otherwise provided for above will be applied by the Indenture Trustee; and

                      (x) the balance, if any, will constitute a portion of Excess Finance Charge Collections for such Distribution Date and will be available for allocation to other Series in Group One or to the Holder of the Transferor Certificates as described in Section 8.07 of the Master Indenture and Section 4.01.

                  (b) On each Distribution Date with respect to the Revolving Period, an amount equal to the Available Principal Collections shall be treated as Shared Principal Collections and applied in accordance with
         Section 8.05 of the Master Indenture.

                  (c) On each Distribution Date with respect to the Controlled Accumulation Period, Available Principal Collections deposited in the Collection Account for the related Monthly Period shall be deposited in an amount up to the Monthly Principal for such Distribution Date into the Principal Funding Account and any Available Principal Collections remaining after the deposit of the Monthly Principal into the Principal

         Funding Account shall be treated as Shared Principal Collections and applied in accordance with Section 8.05 of the Master Indenture.

                  (d) On each Distribution Date with respect to the Early Amortization Period, an amount equal to the Available Principal Collections deposited in the Collection Account for the related Monthly Period shall be distributed or deposited in the following order of priority:

                      (i) an amount equal to the Available Principal Collections for such Distribution Date shall be distributed to the Paying Agent for payment to the Class A Noteholders on such Distribution Date and on each subsequent Distribution Date until the Class A Note Principal Balance has been reduced to zero;

                      (ii) after giving effect to the distribution referred to in clause (i) above, an amount equal to any remaining Available Principal Collections, if any, shall be distributed to the Paying Agent for payment to the Class B Noteholders on such Distribution Date and on each subsequent Distribution Date until the Class B Note Principal Balance has been reduced to zero;

                      (iii) after giving effect to the distributions referred to in clauses (i) and (ii) above, an amount equal to any remaining Available Principal Collections, if any, shall be distributed to the Paying Agent for payment to the Class C Noteholders on such Distribution Date and on each subsequent Distribution Date until the Class C Note Principal Balance has been reduced to zero; and

                      (iv) the balance of such Available Principal Collections remaining after application in accordance with clauses (i) through
         (iii) above shall be treated as Shared Principal Collections and applied in accordance with Section 8.05 of the Master Indenture.

                  (e) On the earlier to occur of (i) the first Distribution Date with respect to the Early Amortization Period and (ii) the Expected Final Principal Payment Date, the Indenture Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Principal Funding Account and distribute to the Paying Agent for payment to the (i) Class A Noteholders, the amounts deposited into the Principal Funding Account pursuant to Section 4.03(d)(i) until the Class A Notes are paid in full and then (ii) Class B Noteholders, any remaining amounts deposited into the Principal Funding Account pursuant to Section 4.03(d)(ii) until the Class B Notes are paid in full.

                  (f) The Controlled Accumulation Period is scheduled to commence on August 1, 2006; provided, however, that, if the Accumulation Period Length (determined as described below) is less than eight months, the date on which the Controlled Accumulation Period actually commences will be delayed to the first Business Day of the month that is the number of whole months prior to the Expected Final Principal Payment Date at least equal to the Accumulation Period Length and, as a result, the number of Monthly Periods in the Controlled Accumulation Period will at least equal the Accumulation Period Length. On the Determination Date immediately preceding the

         July 2006 Distribution Date, and each Determination Date thereafter until the Controlled Accumulation Period begins, the Servicer will determine the "Accumulation Period Length", which will equal the number of whole months such that the sum of the Accumulation Period Factors for each month during such period will be equal to or greater than the Required Accumulation Factor Number; provided, however, that the Accumulation Period Length will not be determined to be less than one month; provided further, however, that the determination of the Accumulation Period Length may be changed at any time if the Rating Agency Condition is satisfied.

         Section 4.04. Investor Charge-Offs. On each Determination Date, the Servicer shall calculate the Investor Default Amount and the Investor Uncovered Dilution Amount, if any, for the related Distribution Date. If, on any Distribution Date, the sum of the Investor Default Amount and the Investor Uncovered Dilution Amount for such Distribution Date exceeds the amount of Available Finance Charge Collections allocated with respect thereto pursuant to
Section 4.03(a)(v), with respect to such Distribution Date, the Invested Amount (after giving effect to any reductions for any Reallocated Principal Collections on such Distribution Date) will be reduced by the amount of such excess, but not by more than the lesser of (i) the sum of the Investor Default Amount and the Investor Uncovered Dilution Amount and (ii) the Invested Amount (after giving effect to any reductions for any Reallocated Principal Collections on such Distribution Date) for such Distribution Date (such reduction, an "Investor Charge-Off").

         Section 4.05. Reallocated Principal Collections. On each Distribution Date, the Servicer shall apply, or shall cause the Indenture Trustee to apply, Reallocated Principal Collections with respect to such Distribution Date, to fund any deficiency pursuant to and in the priority set forth in Sections 4.03(a)(i) through (iii). On each Distribution Date, the Invested Amount shall be reduced by the amount of Reallocated Principal Collections for such Distribution Date.

         Section 4.06. Excess Finance Charge Collections. Series 2002-1 shall be an Excess Allocation Series with respect to Group One only. Subject to Section
8.07 of the Master Indenture, Excess Finance Charge Collections with respect to the Excess Allocation Series in Group One for any Distribution Date will be allocated to Series 2002-1 in an amount equal to the product of (i) the aggregate amount of Excess Finance Charge Collections with respect to all the Excess Allocation Series in Group One for such Distribution Date and (ii) a fraction, the numerator of which is the Finance Charge Shortfall for Series 2002-1 for such Distribution Date and the denominator of which is the aggregate amount of Finance Charge Shortfalls for all the Excess Allocation Series in Group One for such Distribution Date.

         Section 4.07. Shared Principal Collections. Subject to Section 8.05 of the Master Indenture, Shared Principal Collections with respect to the Series in Group One for any Distribution Date will be allocated to Series 2002-1 in an amount equal to the product of (i) the aggregate amount of Shared Principal Collections with respect to all Principal Sharing Series in Group One for such Distribution Date and (ii) a fraction, the numerator of which is the Series 2002-1 Principal Shortfall for such Distribution Date and the denominator of which is the aggregate amount of Principal Shortfalls for all the Series which are Principal Sharing Series in Group One for such Distribution Date.

         Section 4.08. Principal Funding Account.

         (a) The Indenture Trustee shall establish and maintain with an Eligible Institution, which may be the Indenture Trustee in the name of the Trust, on behalf of the Trust, for the benefit of the Series 2002-1 Noteholders, a segregated trust account with the corporate trust department of such Eligible Institution (the "Principal Funding Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2002-1 Noteholders. The Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Principal Funding Account and in all proceeds thereof. The Principal Funding Account shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Series 2002-1 Noteholders. If at any time the institution holding the Principal Funding Account ceases to be an Eligible Institution, the Transferor shall notify the Indenture Trustee, and the Indenture Trustee upon being notified (or the Transferor on its behalf) shall, within ten Business Days, establish a new Principal Funding Account meeting the conditions specified above with an Eligible Institution, and shall transfer any cash or any investments to such new Principal Funding Account. The Indenture Trustee, at the direction of the Servicer, shall (i) make withdrawals from the Principal Funding Account from time to time, in the amounts and for the purposes set forth in this Series 2002-1 Indenture Supplement, and (ii) on each Distribution Date (from and after the commencement of the Controlled Accumulation Period) prior to the termination of the Principal Funding Account, make deposits into the Principal Funding Account in the amounts specified in, and otherwise in accordance with, Section 4.03(c).

         (b) Funds on deposit in the Principal Funding Account shall be invested at the direction of the Servicer by the Indenture Trustee in Eligible Investments. Funds on deposit in the Principal Funding Account on any Distribution Date, after giving effect to any withdrawals from the Principal Funding Account on such Distribution Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal prior to the following Distribution Date.

         On each Distribution Date with respect to the Controlled Accumulation Period and on the first Distribution Date with respect to the Early Amortization Period, the Indenture Trustee, acting at the Servicer's direction given on or before such Distribution Date, shall transfer from the Principal Funding Account to the Collection Account the Principal Funding Investment Proceeds on deposit in the Principal Funding Account for application as Available Finance Charge Collections in accordance with Section 4.03.

         Principal Funding Investment Proceeds (including reinvested interest) shall not be considered part of the amounts on deposit in the Principal Funding Account for purposes of this Series 2002-1 Indenture Supplement.

         Section 4.09. Reserve Account.

         (a) On or before the Reserve Account Funding Date, the Indenture Trustee shall establish and maintain with an Eligible Institution, which may be the Indenture Trustee in the name of the Trust, on behalf of the Trust, for the benefit of the Noteholders, a segregated trust account with the corporate trust department of such Eligible Institution (the "Reserve Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Offered Noteholders. The Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Reserve Account and in all proceeds thereof. The Reserve Account shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Offered Noteholders. If at any time the institution holding the Reserve Account ceases to be an Eligible Institution, the Servicer shall notify the Indenture Trustee, and the Indenture Trustee upon being notified (or the Servicer on its behalf) shall, within ten Business Days, establish a new Reserve Account meeting the conditions specified above with an Eligible Institution, and shall transfer any cash or any investments to such new Reserve Account. The Indenture Trustee, at the direction of the Servicer, shall (i) make withdrawals from the Reserve Account from time to time in an amount up to the Available Reserve Account Amount at such time, for the purposes set forth in this Series 2002-1 Indenture Supplement, and (ii) on each Distribution Date (from and after the Reserve Account Funding Date) prior to termination of the Reserve Account, make a deposit into the Reserve Account in the amount specified in, and otherwise in accordance with, Section 4.03(a)(viii).

         (b) Funds on deposit in the Reserve Account shall be invested at the direction of the Servicer by the Indenture Trustee in Eligible Investments. Funds on deposit in the Reserve Account on any Distribution Date, after giving effect to any withdrawals from the Reserve Account on such Distribution Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal prior to the following Distribution Date.

         On each Distribution Date, all interest and earnings (net of losses and investment expenses) accrued since the preceding Distribution Date on funds on deposit in the Reserve Account shall be retained in the Reserve Account (to the extent that the amount on deposit in the Reserve Account is less than the Required Reserve Account Amount) and the balance, if any, shall be deposited into the Collection Account and included in Available Finance Charge Collections for such Distribution Date. For purposes of determining the availability of funds or the balance in the Reserve Account for any reason under this Series 2002-1 Indenture Supplement, except as otherwise provided in the preceding sentence, investment earnings on such funds shall be deemed not to be available or on deposit.

         (c) In the event that for any Distribution Date the Reserve Account Draw Amount is greater than zero, the Reserve Account Draw Amount shall be withdrawn from the Reserve Account on such Distribution Date by the Indenture Trustee (acting in accordance with the instructions of the Servicer) and deposited into the Collection Account for application as Available Finance Charge Collections for such Distribution Date.

         (d) In the event that the amount on deposit in the Reserve Account on any Distribution Date, after giving effect to all deposits to and withdrawals from the Reserve Account with respect to such Distribution Date, is greater than the Required Reserve Account Amount, the Indenture Trustee, acting in accordance with the instructions of the Servicer, shall withdraw from the Reserve Account an amount equal to the excess of the amount on deposit in the Reserve Account over the Required Reserve Account Amount, and distribute such excess to the holders of the Transferor Certificates.

         (e) Upon the earliest to occur of (i) the termination of the Trust pursuant to the Trust Agreement, (ii) the first Distribution Date relating to the Early Amortization Period and (iii) the Expected Final Principal Payment Date, the Indenture Trustee, acting in accordance with the instructions of the Servicer, after the prior payment of all amounts owing to the Offered Noteholders that are payable from the Reserve Account as provided herein, shall withdraw from the Reserve Account all amounts, if any, on deposit in the Reserve Account and distribute any such amounts remaining to the holders of the Transferor Certificates. The Reserve Account shall thereafter be deemed to have terminated for purposes of this Series 2002-1 Indenture Supplement.

         Section 4.10. Eligible Investment.

         (a) The Indenture Trustee shall hold funds on deposit in the Principal Funding Account and the Reserve Account invested pursuant to Sections 4.08(b) and 4.09(b), respectively, in Eligible Investments. The Indenture Trustee shall hold such of the Eligible Investments as constitutes investment property through a securities intermediary, which securities intermediary shall agree with the Indenture Trustee that (i) such investment property shall at all times be credited to a securities account of the Indenture Trustee, (ii) such securities intermediary shall treat the Indenture Trustee as entitled to exercise the rights that comprise each financial asset credited to such securities account,
(iii) all property credited to such securities account shall be treated as a financial asset, (iv) such securities intermediary shall comply with entitlement orders originated by the Indenture Trustee without the further consent of any other person or entity, (v) such securities intermediary will not agree with any person or entity other than the Indenture Trustee to comply with entitlement orders originated by such other person or entity, (vi) such securities accounts and the property credited thereto shall not be subject to any lien, security interest or right of set-off in favor of such securities intermediary or anyone claiming through it (other than the Indenture Trustee) and (vii) such agreement shall be governed by the laws of the State of New York. Terms used in the preceding sentence that are defined in the New York UCC and not otherwise defined herein has the meaning set forth in the New York UCC.

         (b) Any investment instructions required to be given to the Indenture Trustee pursuant to the terms hereof must be given to the Indenture Trustee no later than 11:00 a.m., New York City time, on the date such investment is to be made. In the event the Indenture Trustee receives such investment instruction later than such time, the Indenture Trustee may, but shall have no obligation to, make such investment. In the event the Indenture Trustee is unable to make an investment required in an investment instruction received by the Indenture Trustee after 11:00 a.m., New York City time, on such day, such investment shall be made by the Indenture Trustee on the next succeeding Business Day. In no event shall the Indenture Trustee be liable for any investment not made pursuant to investment instructions received after 11:00 a.m., New York City time, on the day such investment is requested to be made.

                                  ARTICLE FIVE


                        DELIVERY OF SERIES 2002-1 NOTES;
               DISTRIBUTIONS; REPORTS TO SERIES 2002-1 NOTEHOLDERS

         Section 5.01. Delivery and Payment for the Series 2002-1 Notes. The Issuer shall execute and issue, and the Indenture Trustee shall authenticate, the Series 2002-1 Notes in accordance with Section 2.03 of the Master Indenture. The Indenture Trustee shall deliver the Series 2002-1 Notes to or upon the order of the Trust when so authenticated.

         Section 5.02. Distributions.

         (a) On each Distribution Date, the Paying Agent shall distribute to each Class A Noteholder of record on the related Record Date (other than as provided in Section 11.02 of the Master Indenture) such Class A Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Distribution Date to pay interest and principal on the Class A Notes pursuant to this Series 2002-1 Indenture Supplement.

         (b) On each Distribution Date, the Paying Agent shall distribute to each Class B Noteholder of record on the related Record Date (other than as provided in Section 11.02 of the Master Indenture) such Class B Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Distribution Date to pay interest and principal on the Class B Notes pursuant to this Series 2002-1 Indenture Supplement.

         (c) On each Distribution Date, the Paying Agent shall distribute to each Class C Noteholder of record on the related Record Date (other than as provided in Section 11.02 of the Master Indenture) such Class C Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Distribution Date to pay interest and principal on the Class C Notes pursuant to this Series 2002-1 Indenture Supplement.

         (d) The distributions to be made pursuant to this Section are subject to the provisions of Sections 2.06, 6.01 and 7.01 of the Transfer and Servicing Agreement, Section 11.02 of the Master Indenture and Section 7.01 of this Series 2002-1 Indenture Supplement.

         (e) Except as provided in Section 11.02 of the Indenture with respect to a final distribution, distributions to Series 2002-1 Noteholders hereunder shall be made by (i) check mailed to each Series 2002-1 Noteholder (at such Noteholder's address as it appears in the Note Register), except that with respect to any Series 2002-1 Notes registered in the name of the nominee of a Clearing Agency, such distribution shall be made in immediately available funds and (ii) without presentation or surrender of any Series 2002-1 Note or the making of any notation thereon.

         Section 5.03. Reports and Statements to Series 2002-1 Noteholders.

         (a) On each Distribution Date, the Paying Agent, on behalf of the Indenture Trustee, shall forward to each Series 2002-1 Noteholder a statement substantially in the form of Exhibit C prepared by the Servicer.

         (b) Not later than the determination date preceding each Distribution Date, the Servicer shall deliver to the Owner Trustee, the Indenture Trustee, the Paying Agent and each Rating Agency (i) a statement substantially in the form of Exhibit C prepared by the Servicer and (ii) a certificate of an Authorized Officer substantially in the form of Exhibit D; provided that the Servicer may amend the form of Exhibit C and Exhibit D, from time to time, with the consent of the Indenture Trustee.

         (c) A copy of each statement or certificate provided pursuant to
Section 5.03(a) or (b) may be obtained by any Series 2002-1 Noteholder by a request in writing to the Servicer.

         (d) On or before January 31 of each calendar year, beginning with calendar year 2003, the Paying Agent, on behalf of the Indenture Trustee, shall furnish or cause to be furnished to each Person who at any time during the preceding calendar year was a Series 2002-1 Noteholder, a statement prepared by the Servicer containing the information which is required to be contained in the statement to Series 2002-1 Noteholders, as set forth in Section 5.03(a), aggregated for such calendar year or the applicable portion thereof during which such Person was a Series 2002-1 Noteholder, together with other information as is required to be provided by an issuer of indebtedness under the Code. Such obligation of the Paying Agent shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Paying Agent pursuant to any requirements of the Code as from time to time in effect.

         (e) The Paying Agent on behalf of the Indenture Trustee, may make available, via the Paying Agent's internet website, any statement required to be forwarded to the Series 2002-1 Noteholders under paragraph (a) of this Section and the statement required to be forwarded to the Series 2002-1 Noteholders under paragraph (d) of this Section and, with the consent or at the direction of the Servicer, such other information regarding the Notes or the Receivables as the Paying Agent may have in its possession, but only with the use of a password provided by the Paying Agent or its agent to such Person upon receipt by the Paying Agent and the Indenture Trustee from such Person of a certification in the form of Exhibit H, provided however, at the Indenture Trustee or its agent shall provide such password to the parties to this Agreement without requiring such certification. Neither the Paying Agent nor the Indenture Trustee will make any representation or warranties as to the accuracy or completeness of such documents and will assume no responsibility therefor.

         The Paying Agent's internet website shall be initially located at "www.ABSNet.net" or at such other address as shall be specified by the Indenture Trustee from time to time in writing to the Series 2002-1 Noteholders. In connection with providing access to the Paying Agent's internet website, the Indenture Trustee may require registration and the acceptance of a disclaimer. Neither the Paying Agent nor the Indenture Trustee shall be liable for the dissemination of information in accordance with this Agreement.

                                  ARTICLE SIX

                          SERIES 2002-1 PAY OUT EVENTS

         Section 6.01. Series 2002-1 Pay Out Events. If any one of the following events shall occur with respect to the Series 2002-1 Notes:

                  (a) failure on the part of the Transferor (i) to make any payment or deposit required to be made by the Transferor by the terms of the Transfer and Servicing Agreement, the Master Indenture or this Series 2002-1 Indenture Supplement on or before the date occurring five Business Days after the date such payment or deposit is required to be made therein or herein or (ii) duly to observe or perform any other covenants or agreements of the Transferor set forth in the Transfer and Servicing Agreement, the Master Indenture or this Series 2002-1 Indenture Supplement, which failure has a material adverse effect on the Series 2002-1 Noteholders and which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Indenture Trustee, or to the Transferor and the Indenture Trustee by any Holder of the Series 2002-1 Notes;

                  (b) any representation or warranty made by the Transferor in the Transfer and Servicing Agreement, or any information contained in a computer file or microfiche list required to be delivered by the Transferor pursuant to Section 2.01 or Section 2.09 of the Transfer and Servicing Agreement shall prove to have been incorrect in any material respect when made or when delivered, which continues to be incorrect in any material respect for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Indenture Trustee, or to the Transferor and the Indenture Trustee by any Holder of the Series 2002-1 Notes and as a result of which the interests of the Series 2002-1 Noteholders are materially and adversely affected for such period; provided, however, that a Series 2002-1 Pay Out Event pursuant to this Subsection shall not be deemed to have occurred hereunder if the Transferor has accepted reassignment of the related Receivable, or all of such Receivables, if applicable, during such period in accordance with the provisions of the Transfer and Servicing Agreement;

                  (c) a failure by the Transferor to convey Receivables in Supplemental Accounts or Participation Interests to the Trust within five Business Days after the day on which it is required to convey such Receivables or Participation Interests pursuant to Section 2.09(a) of the Transfer and Servicing Agreement (including the failure of the Account Owner to transfer the Receivables);

                  (d) any Servicer Default shall occur;

                  (e) the average of the Portfolio Yields for any three consecutive Monthly Periods is reduced to a rate which is less than the average of the Base Rates for such period;

                  (f) the Offered Notes Principal Balance shall not be paid in full on the Expected Final Principal Payment Date;

                  (g) an Insolvency Event occurs with respect to Nordstrom, Inc., the Transferor (including any additional Transferor), the Bank, any other Account Owner or the Servicer;

                  (h) the Transferor is unable for any reason to transfer Receivables to the Trust in accordance with the Transfer and Servicing Agreement or the Bank is unable for any reason to transfer Receivables to the Trust in accordance with the Receivables Purchase Agreement;

                  (i) the Trust becomes subject to regulation as an "investment company" within the meaning of the Investment Company Act of 1940; or

                  (j) without limiting the foregoing, the occurrence of an Event of Default with respect to Series 2002-1 and acceleration of the maturity of the Series 2002-1 Notes pursuant to Section 5.03 of the Master Indenture;

then, in the case of any event described in subparagraph (a), (b) or (d), after the applicable grace period, if any, set forth in such subparagraphs, either the Indenture Trustee or the Holders of Series 2002-1 Notes evidencing at least 25% of the aggregate unpaid principal amount of Series 2002-1 Notes by notice then given in writing to the Transferor and the Servicer (and to the Indenture Trustee if given by the Series 2002-1 Noteholders) may declare that a "Series Pay Out Event" with respect to Series 2002-1 (a "Series 2002-1 Pay Out Event") has occurred as of the date of such notice, and, in the case of any event described in subparagraph (c), (e), (f), (g), (h), (i) or (j), a Series 2002-1 Pay Out Event shall occur without any notice or other action on the part of the Indenture Trustee or the Series 2002-1 Noteholders immediately upon the occurrence of such event.

                                 ARTICLE SEVEN

   REDEMPTION OF SERIES 2002-1 NOTES; FINAL DISTRIBUTIONS; SERIES TERMINATION

         Section 7.01. Optional Redemption of Series 2002-1 Notes; Final Distributions.

         (a) On any day occurring on or after the date on which the outstanding principal balance of the Series 2002-1 Notes is reduced to 10% or less of the initial Note Principal Balance, the Servicer shall have the option to redeem the Series 2002-1 Notes if it has determined, in its sole estimation, that the cost of servicing the related Receivables is unduly burdensome in relation to the benefit, at a purchase price equal to (i) if such day is a Distribution Date, the Reassignment Amount for such Distribution Date or (ii) if such day is not a Distribution Date, the Reassignment Amount for the Distribution Date following such day.

         (b) The Servicer shall give the Indenture Trustee at least 30 days' prior written notice of the date on which the Servicer intends to exercise such optional redemption. Not later than 12:00 noon, New York City time, on such day the Servicer shall deposit into the Collection Account in immediately available funds the excess of the Reassignment Amount over the amount, if any, on deposit in the Principal Funding Account. Such redemption option is subject to payment in full of the Reassignment Amount. Following such deposit into the Collection Account in accordance with the foregoing, the Invested Amount for Series 2002-1 shall be reduced to zero and the Series 2002-1 Noteholders shall have no further security interest in the Receivables. The Reassignment Amount shall be distributed as set forth in Section 7.01(d).

                  (c) (i) The amount to be paid by the Transferor with respect to Series 2002-1 in connection with a reassignment of Receivables to the Transferor pursuant to Section 2.06 of the Transfer and Servicing Agreement shall equal the Reassignment Amount for the first Distribution Date following the Monthly Period in which the reassignment obligation arises under the Transfer and Servicing Agreement.

                           (ii) The amount to be paid by the Transferor with respect to Series 2002-1 in connection with a repurchase of the Notes pursuant to Section 7.01 of the Transfer and Servicing Agreement shall equal the Reassignment Amount for the Distribution Date of such repurchase

         (d) With respect to the Reassignment Amount deposited into the Collection Account pursuant to Section 7.01, the Indenture Trustee shall, in accordance with the written direction of the Servicer, not later than 12:00 noon, New York City time, on the related Distribution Date, make deposits or distributions of the following amounts (in the priority set forth below and, in each case, after giving effect to any deposits and distributions otherwise to be made on such date) in immediately available funds: (i) (A) the Class A Note Principal Balance on such Distribution Date will be distributed to the Paying Agent for payment to the Class A Noteholders and (B) an amount equal to the sum of (1) Class A Monthly Interest for such Distribution Date, (2) any Class A Monthly Interest previously due but not distributed to the Class A Noteholders on a prior Distribution Date and (3) the amount of Class A Additional Interest, if any, for such Distribution Date and any Class A Additional Interest previously due but not distributed to the

Class A Noteholders on any prior Distribution Date, will be distributed to the Paying Agent for payment to the Class A Noteholders, (ii) (A) the Class B Note Principal Balance on such Distribution Date will be distributed to the Paying Agent for payment to the Class B Noteholders and (B) an amount equal to the sum of (1) Class B Monthly Interest for such Distribution Date, (2) any Class B Monthly Interest previously due but not distributed to the Class B Noteholders on a prior Distribution Date and (3) the amount of Class B Additional Interest, if any, for such Distribution Date and any Class B Additional Interest previously due but not distributed to the Class B Noteholders on any prior Distribution Date, will be distributed to the Paying Agent for payment to the Class B Noteholders, (iii) (A) the Class C Note Principal Balance on such Distribution Date will be distributed to the Paying Agent for payment to the Class C Noteholders and (B) an amount equal to the sum of (1) Class C Monthly Interest for such Distribution Date, (2) any Class C Monthly Interest previously due but not distributed to the Class C Noteholders on a prior Distribution Date and (3) the amount of Class C Additional Interest, if any, for such Distribution Date and any Class C Additional Interest previously due but not distributed to the Class C Noteholders on any prior Distribution Date, will be distributed to the Paying Agent for payment to the Class C Noteholders and (iv) any excess shall be released to the Transferor.

         (e) Notwithstanding anything to the contrary in this Series 2002-1 Indenture Supplement, the Master Indenture or the Transfer and Servicing Agreement, all amounts distributed to the Paying Agent pursuant to Section 7.01(d) for payment to the Series 2002-1 Noteholders shall be deemed distributed in full to the Series 2002-1 Noteholders on the date on which such funds are distributed to the Paying Agent pursuant to this Section and shall be deemed to be a final distribution pursuant to Section 11.02 of the Master Indenture.

         Section 7.02. Series Termination. On the Series 2002-1 Final Maturity Date, the right of the Series 2002-1 Noteholders to receive payments from the Issuer will be limited solely to the right to receive payments pursuant to
Section 5.05 of the Master Indenture.

                                 ARTICLE EIGHT

                            MISCELLANEOUS PROVISIONS

         Section 8.01. Ratification of Master Indenture; Amendments. As supplemented by this Series 2002-1 Indenture Supplement, the Master Indenture is in all respects ratified and confirmed and the Master Indenture as so supplemented by this Series 2002-1 Indenture Supplement shall be read, taken and construed as one and the same instrument. This Series 2002-1 Indenture Supplement may be amended only by an Indenture Supplement entered into in accordance with the terms of Section 10.01 or 10.02 of the Master Indenture. For purpose of the application of Section 10.02 to any amendment of this Series 2002-1 Indenture Supplement, the Series 2002-1 Noteholders shall be the only Noteholders whose vote shall be required. Notwithstanding the foregoing, upon satisfaction of the Rating Agency Condition, the provisions of this Series 2002-1 Indenture Supplement may be amended by the parties hereto without consent of Class A Noteholders if the amendment is to restrict the Transfer of Class B and/or Class C Notes and such amendment is in the Opinion of Counsel necessary to ensure that the Trust would not be treated as an association or publicly traded partnership taxable as a corporation.

         Section 8.02. Counterparts. This Series 2002-1 Indenture Supplement may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

         Section 8.03. GOVERNING LAW. THIS SERIES 2002-1 INDENTURE SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 8.04. Limitation of Liability. Notwithstanding any other provision herein or elsewhere, this Agreement has been executed and delivered by Wilmington Trust Company, not in its individual capacity, but solely in its capacity as Owner Trustee of the Trust, in no event shall Owner Trustee in its individual capacity have any liability in respect of the representations, warranties, or obligations of the Trust hereunder or under any other document, as to all of which recourse shall be had solely to the assets of the Trust, and for all purposes of this Agreement and each other document, the Owner Trustee (as such or in its individual capacity) shall be subject to, and entitled to the benefits of, the terms and provisions of the Trust Agreement.

         IN WITNESS WHEREOF, the undersigned have caused this Series 2002-1 Indenture Supplement to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.

                                        NORDSTROM CREDIT CARD MASTER NOTE TRUST, as Issuer

                                        By:  WILMINGTON TRUST COMPANY,
                                             not in its individual capacity
                                             but solely as Owner Trustee

                                        By:  /s/ James P. Lawler
                                             -----------------------------------
                                             Name: James P. Lawler
                                             Title: Vice-President


                                        WELLS FARGO BANK MINNESOTA,
                                        NATIONAL ASSOCIATION,
                                        as Indenture Trustee

                                        By:  /s/ Jennifer C. Davis
                                             -----------------------------------
                                             Name: Jennifer C. Davis
                                             Title: Assistant Vice-President

Acknowledged and Accepted:

NORDSTROM CREDIT CARD RECEIVABLES LLC,
as Transferor

By:  /s/ Kevin T. Knight
     -----------------------------------
     Name: Kevin T. Knight
     Title: President

NORDSTROM fsb,
as Servicer

By:  /s/ Denny D. Dumler
     -----------------------------------
     Name: Denny D. Dumler
     Title: President

                                                                     EXHIBIT A-1


                       FORM OF SERIES 2002-1 FLOATING RATE
                           ASSET BACKED NOTE, CLASS A

                           [REGULATION S GLOBAL NOTE]

                             [RULE 144A GLOBAL NOTE]

         THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAW. THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES THAT THIS NOTE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (I)(A) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO AN INSTITUTIONAL INVESTOR THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A "QIB"), PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (B) IN A TRANSACTION EFFECTED IN COMPLIANCE WITH REGULATION S OF THE SECURITIES ACT AND (II) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTIONS.

         UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUST OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         NO RESALE OR OTHER TRANSFER OF ANY NOTE SHALL BE MADE TO ANY TRANSFEREE
UNLESS: (A) SUCH TRANSFEREE IS NOT, AND WILL NOT ACQUIRE THE NOTE ON BEHALF OR WITH PLAN ASSETS OF, AN "EMPLOYEE BENEFIT PLAN" AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR ANY OTHER "PLAN" AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "INTERNAL REVENUE CODE"), THAT IS SUBJECT TO ERISA OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OR ANY ENTITY DEEMED TO HOLD PLAN ASSETS OF ANY OF THE FOREGOING BY REASON OF AN EMPLOYEE



                                     A-1-1

BENEFIT PLAN'S OR PLAN'S INVESTMENT IN THE ENTITY (EACH, A "BENEFIT PLAN") OR
(B) THE ACQUISITION AND HOLDING OF THE NOTE BY SUCH TRANSFEREE ARE ELIGIBLE FOR THE EXEMPTIVE RELIEF AVAILABLE UNDER PTCE 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60, PTCE 96-23 OR A SIMILAR EXEMPTION. EACH PURCHASER OR TRANSFEREE OF A NOTE, BY ITS ACCEPTANCE OF SUCH NOTE, WILL BE DEEMED TO HAVE MADE THE REPRESENTATION SET FORTH IN CLAUSE (A) OR (B) ABOVE.

         THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

         TRANSFERS OF THE NOTES MUST GENERALLY BE ACCOMPANIED BY APPROPRIATE TAX TRANSFER DOCUMENTATION AND ARE SUBJECT TO RESTRICTIONS AS PROVIDED IN THE INDENTURE.

         THE HOLDER, BY ACCEPTANCE OF THIS NOTE, SHALL BE DEEMED TO HAVE AGREED TO TREAT THE NOTES AS DEBT SOLELY OF THE TRUST FOR UNITED STATES FEDERAL, STATE AND LOCAL INCOME, SINGLE BUSINESS AND FRANCHISE TAX PURPOSES."

         THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST THE ISSUER OR THE TRANSFEROR, OR JOIN IN INSTITUTING AGAINST THE ISSUER OR THE TRANSFEROR, ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW.

No. [Reg. S/R-1] [144A/R-1]                                   Up to $176,900,000

[CUSIP NO. ___________]
[CUSIP NO. ___________]

Class A Note Rate:  One-Month LIBOR plus 0.27%

                     NORDSTROM CREDIT CARD MASTER NOTE TRUST

             SERIES 2002-1 FLOATING RATE ASSET BACKED NOTE, CLASS A

         Nordstrom Credit Card Master Note Trust (herein referred to as the "Issuer" or the "Trust"), a Delaware statutory business trust governed by a Trust Agreement, dated April 1, 2002 (the "Trust Agreement"), between Nordstrom Credit Card Receivables LLC, as transferor (the "Transferor"), and Wilmington Trust Company, as owner trustee (the "Owner Trustee"), for value received, hereby promises to pay to DTC, or its registered assigns, subject to the following provisions, the principal sum of ONE HUNDRED SEVENTY-SIX MILLION NINE HUNDRED THOUSAND DOLLARS, or such greater or lesser amount as determined in

                                     A-1-2
accordance with the Indenture, on the Series 2002-1 Final Maturity Date (which is the earlier to occur of (a) the Distribution Date on which the Note Principal Balance is paid in full and (b) the October 13, 2010 Distribution Date), except as otherwise provided below or in the Indenture. The Issuer will pay interest on the unpaid principal amount of this Note at One-Month LIBOR plus 0.27% on each Distribution Date until the principal amount of this Note is paid in full. Interest on this Note will accrue for each Distribution Date from and including the preceding Distribution Date (or in the case of the initial Distribution Date, the Closing Date) to but excluding the current Distribution Date. Interest will be computed on the basis of the actual number of days in such Interest Period and a 360-day year. Principal of this Note shall be paid in the manner specified on the reverse hereof.

         "LIBOR Determination Date" means two London Business Day prior to the Closing Date with respect to the first Distribution Date and, as to each subsequent Distribution Date, two London Business Days prior to the immediately preceding Distribution Date.

         "London Business Day" means any day other than a Saturday, Sunday or a day on which banking institutions in London, England, are authorized or obligated by law or government decree to be closed.

         "One-Month LIBOR" means, with respect to any Interest Period, the London interbank offered rate for deposits in U.S. dollars having a maturity of one month commencing on the related LIBOR Determination Date which appears on Telerate Page 3750, or such other source as is customarily used to quote LIBOR, as of 11:00 a.m., London time, on such LIBOR Determination Date. If the rates used to determine LIBOR do not appear on the Telerate Page 3750, or such other source as is customarily used to quote LIBOR, the rates for that day will be determined on the basis of the rates at which deposits in U.S. dollars, having a maturity of one month and in a principal amount of not less than U.S. $1,000,000 are offered at approximately 11:00 a.m., London time, on such LIBOR Determination Date to prime banks in the London interbank market by the reference banks. The Indenture Trustee will request the principal London office of each of such reference banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that day will be the arithmetic mean to the nearest 1/100,000 of 1% (0.0000001), with five one-millionths of a percentage point rounded upward, of all such quotations. If fewer than two such quotations are provided, the rate for that day will be the arithmetic mean to the nearest 1/100,000 of 1% (0.0000001), with five one-millionths of a percentage point rounded upward, of the offered per annum rates that one or more leading banks in New York City, selected by the Indenture Trustee, are quoting as of approximately 11:00 a.m., New York City time, on such LIBOR Determination Date to leading European banks for United States dollar deposits for that maturity; provided that if the banks selected as aforesaid are not quoting as mentioned in this sentence, LIBOR in effect for the applicable Interest Period will be LIBOR in effect for the previous interest period. The "Telerate Page 3750" is the display page named that on the Dow Jones Telerate Services (or any other page that replaces that page on that service for the purpose of displaying comparable name of rates). The reference banks are the four major banks in the London interbank market selected by the Indenture Trustee.


                                     A-1-3

         The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

         Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

         Unless the certificate of authentication hereon has been executed by or on behalf of the Indenture Trustee, by manual signature, this Note shall not be entitled to any benefit under the Master Indenture or the Series 2002-1 Indenture Supplement referred to on the reverse hereof, or be valid for any purpose.




                                     A-1-4

         IN WITNESS WHEREOF, the Issuer has caused this Class A Note to be duly executed.

                                        NORDSTROM CREDIT CARD MASTER NOTE TRUST,
                                          as Issuer

                                        BY:  WILMINGTON TRUST COMPANY,
                                             not in its individual capacity but
                                             solely as Owner Trustee under the
                                             Trust Agreement



                                        By:
                                             -----------------------------------
                                             Name:
                                             Title:


Dated:          ,
       ---------  -----

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Class A Notes described in the within-mentioned Indenture.

                                        WELLS FARGO BANK MINNESOTA,
                                        NATIONAL ASSOCIATION,
                                          as Indenture Trustee

                                        By:
                                             -----------------------------------
                                             Authorized Signatory




                                     A-1-5

                     NORDSTROM CREDIT CARD MASTER NOTE TRUST
             SERIES 2002-1 FLOATING RATE ASSET BACKED NOTE, CLASS A

                         Summary of Terms and Conditions

         This Class A Note is one of a duly authorized issue of Notes of the Issuer, designated as Nordstrom Credit Card Master Note Trust, Series 2002-1 (the "Series 2002-1 Notes"), issued under a Master Indenture, dated as of April 1, 2002 (the "Master Indenture") between the Issuer and Wells Fargo Bank Minnesota, National Association, as indenture trustee (the "Indenture Trustee"), as supplemented by the Series 2002-1 Indenture Supplement, dated as of April 1, 2002 (the "Series 2002-1 Indenture Supplement"), and representing the right to receive certain payments from the Issuer. The term "Indenture," unless the context otherwise requires, refers to the Master Indenture as supplemented by the Series 2002-1 Indenture Supplement. The Notes are subject to all of the terms of the Indenture. All terms used in this Note that are defined in the Indenture has the meanings assigned to them in or pursuant to the Indenture. In the event of any conflict or inconsistency between the Indenture and this Note, the Indenture shall control.

         The Class B Notes and the Class C Notes will also be issued under the Indenture.

         The Noteholder, by its acceptance of this Class A Note, agrees that it will look solely to the property of the Trust allocated to the payment of this Class A Note for payment hereunder and that the Indenture Trustee is not liable to the Noteholders for any amount payable under the Note or the Indenture or, except as expressly provided in the Indenture, subject to any liability under the Indenture.

         This Class A Note does not purport to summarize the Indenture and reference is made to the Indenture for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Indenture Trustee.

         The Class A Note Initial Principal Balance is $176,900,000. The Class A Note Principal Balance on any date of determination will be an amount equal to
(a) the Class A Note Initial Principal Balance, minus (b) the aggregate amount of principal payments made to the Class A Noteholders on or prior to such date.

         The Expected Final Principal Payment Date is the April 2007 Distribution Date, but principal with respect to the Class A Notes may be paid earlier or later under certain circumstances described in the Indenture. If for one or more months during the Controlled Accumulation Period there are not sufficient funds to deposit into the Principal Funding Account the Controlled Deposit Amount, then to the extent that excess funds are not available on subsequent Distribution Dates with respect to the Controlled Accumulation Period to make up for such shortfalls, the final payment of principal of the Notes will occur later than the Expected Final Principal Payment Date. Payments of principal of the Notes shall be payable in accordance with the provisions of the Indenture.

         Subject to the terms and conditions of the Indenture, the Transferor may, from time to time, direct the Owner Trustee, on behalf of the Trust, to issue one or more new Series of Notes.


                                     A-1-6

         On each Distribution Date, the Paying Agent shall distribute to each Class A Noteholder of record on the related Record Date (except for the final distribution in respect of this Class A Note) such Class A Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Distribution Date to pay interest and principal on the Class A Notes pursuant to the Series 2002-1 Indenture Supplement. Except as provided in the Indenture with respect to a final distribution, distributions to Series 2002-1 Noteholders shall be made by (i) check mailed to each Series 2002-1 Noteholder (at such Noteholder's address as it appears in the Note Register), except that with respect to any Series 2002-1 Notes registered in the name of the nominee of a Clearing Agency, such distribution shall be made in immediately available funds and (ii) without presentation or surrender of any Series 2002-1 Note or the making of any notation thereon. Final payment of this Class A Note will be made only upon presentation and surrender of this Class A Note at the office or agency specified in the notice of final distribution delivered by the Indenture Trustee to the Series 2002-1 Noteholders in accordance with the Indenture.

         On any day occurring on or after the date on which the outstanding principal balance of the Series 2002-1 Notes is reduced to 10% or less of the initial Note Principal Balance, the Servicer shall have the option to redeem the Series 2002-1 Notes, at a purchase price equal to (i) if such day is a Distribution Date, the Reassignment Amount for such Distribution Date or (ii) if such day is not a Distribution Date, the Reassignment Amount for the Distribution Date following such day.

         THIS CLASS A NOTE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, THE TRANSFEROR, NORDSTROM FSB OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

         Each Noteholder, by accepting a Note, hereby covenants and agrees that it will not at any time institute against the Issuer or the Transferor, or join in instituting against the Issuer or the Transferor, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law.

         Except as otherwise provided in the Indenture Supplement, the Class A Notes are issuable only in minimum denominations of $100,000 and integral multiples of $1,000. The transfer of this Class A Note shall be registered in the Note Register upon surrender of this Class A Note for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Indenture Trustee or the Transfer Agent and Registrar, duly executed by the Class A Noteholder or such Class A Noteholder's attorney, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Class A Notes in any authorized denominations of like aggregate principal amount will be issued to the designated transferee or transferees.

         As provided in the Indenture and subject to certain limitations therein set forth, Class A Notes are exchangeable for new Class A Notes in any authorized denominations and of like aggregate principal amount, upon surrender of such Notes to be exchanged at the office or

                                     A-1-7
agency of the Transfer Agent and Registrar. No service charge may be imposed for any such exchange but the Issuer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

         The Issuer, the Transferor, the Indenture Trustee and any agent of the Issuer, Transferor or the Indenture Trustee shall treat the person in whose name this Class A Note is registered as the owner hereof for all purposes, and neither the Issuer, the Transferor, the Indenture Trustee nor any agent of the Issuer, Transferor or the Indenture Trustee shall be affected by notice to the contrary.

         THIS CLASS A NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Limitation of Liability. Notwithstanding any other provision herein or elsewhere, this Agreement has been executed and delivered by Wilmington Trust Company, not in its individual capacity, but solely in its capacity as Owner Trustee of the Trust, in no event shall Owner Trustee in its individual capacity have any liability in respect of the representations, warranties, or obligations of the Trust hereunder or under any other document, as to all of which recourse shall be had solely to the assets of the Trust, and for all purposes of this Agreement and each other document, the Owner Trustee (as such or in its individual capacity) shall be subject to, and entitled to the benefits of, the terms and provisions of the Trust Agreement.




                                     A-1-8

                                   ASSIGNMENT

Social Security or other identifying number of assignee ________________________

    FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

________________________________________________________________________________
                         (name and address of assignee)

the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints ____________________, attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated: ____________________             _____________________________________(1)
                                        Signature Guaranteed:


----------

(1) NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.




                                     A-1-9

                    SCHEDULE OF EXCHANGES IN GLOBAL SECURITY

     The following exchanges of a part of this Global Security have been made:

                                                                                                  Signature of
                           Amount of              Amount of           Principal Amount of          authorized
Date of Exchange     Decrease in Principal       Increase in          this Global Security         officer of
                        Amount of this        Principal Amount           following such            Trustee or
                        Global Security        of this Global        decrease (or increase)        securities
                                                  Security                                         Custodian




                                     A-1-10

                                                                     EXHIBIT A-2


                       FORM OF SERIES 2002-1 FLOATING RATE
                           ASSET BACKED NOTE, CLASS B

                           [REGULATION S GLOBAL NOTE]

                             [RULE 144A GLOBAL NOTE]

         THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAW. THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES THAT THIS NOTE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (I)(A) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO AN INSTITUTIONAL INVESTOR THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A "QIB"), PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (B) IN A TRANSACTION EFFECTED IN COMPLIANCE WITH REGULATION S OF THE SECURITIES ACT AND (II) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTIONS.

         UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUST OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         NO RESALE OR OTHER TRANSFER OF ANY NOTE SHALL BE MADE TO ANY TRANSFEREE
UNLESS: (A) SUCH TRANSFEREE IS NOT, AND WILL NOT ACQUIRE THE NOTE ON BEHALF OR WITH PLAN ASSETS OF, AN "EMPLOYEE BENEFIT PLAN" AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR ANY OTHER "PLAN" AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "INTERNAL REVENUE CODE"), THAT IS SUBJECT TO ERISA OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OR ANY ENTITY DEEMED TO HOLD PLAN ASSETS OF ANY OF THE FOREGOING BY REASON OF AN EMPLOYEE



                                     A-2-1

BENEFIT PLAN'S OR PLAN'S INVESTMENT IN THE ENTITY (EACH, A "BENEFIT PLAN") OR
(B) THE ACQUISITION AND HOLDING OF THE NOTE BY SUCH TRANSFEREE ARE ELIGIBLE FOR THE EXEMPTIVE RELIEF AVAILABLE UNDER PTCE 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60, PTCE 96-23 OR A SIMILAR EXEMPTION. EACH PURCHASER OR TRANSFEREE OF A NOTE, BY ITS ACCEPTANCE OF SUCH NOTE, WILL BE DEEMED TO HAVE MADE THE REPRESENTATION SET FORTH IN CLAUSE (A) OR (B) ABOVE.

         THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

         TRANSFERS OF THE NOTES MUST GENERALLY BE ACCOMPANIED BY APPROPRIATE TAX TRANSFER DOCUMENTATION AND ARE SUBJECT TO RESTRICTIONS AS PROVIDED IN THE INDENTURE.

         THE HOLDER, BY ACCEPTANCE OF THIS NOTE, SHALL BE DEEMED TO HAVE AGREED TO TREAT THE NOTES AS DEBT SOLELY OF THE TRUST FOR UNITED STATES FEDERAL, STATE AND LOCAL INCOME, SINGLE BUSINESS AND FRANCHISE TAX PURPOSES."

         THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST THE ISSUER OR THE TRANSFEROR, OR JOIN IN INSTITUTING AGAINST THE ISSUER OR THE TRANSFEROR, ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW.

No. [Reg. S/R-1] [144A/R-1]                                    Up to $23,100,000

[CUSIP NO. ___________]
[CUSIP NO. ___________]

Class B Note Rate:  One-Month LIBOR plus 0.70%

                     NORDSTROM CREDIT CARD MASTER NOTE TRUST

             SERIES 2002-1 FLOATING RATE ASSET BACKED NOTE, CLASS B

Nordstrom Credit Card Master Note Trust (herein referred to as the "Issuer" or the "Trust"), a Delaware statutory business trust governed by a Trust Agreement, dated April 1, 2002 (the "Trust Agreement"), between Nordstrom Credit Card Receivables LLC, as transferor (the "Transferor"), and Wilmington Trust Company, as owner trustee (the "Owner Trustee"), for value received, hereby promises to pay to DTC, or its registered assigns, subject to the following provisions, the principal sum of TWENTY THREE MILLION ONE HUNDRED THOUSAND DOLLARS, or such greater or lesser amount as determined in accordance with the Indenture, on

                                     A-2-2
the Series 2002-1 Final Maturity Date (which is the earlier to occur of (a) the Distribution Date on which the Note Principal Balance is paid in full and (b) the October 13, 2010 Distribution Date), except as otherwise provided below or in the Indenture. The Issuer will pay interest on the unpaid principal amount of this Note at One-Month LIBOR plus 0.70% on each Distribution Date until the principal amount of this Note is paid in full. Interest on this Note will accrue for each Distribution Date from and including the preceding Distribution Date (or in the case of the initial Distribution Date, the Closing Date) to but excluding the current Distribution Date. Interest will be computed on the basis of the actual number of days in such Interest Period and a 360-day year. Principal of this Note shall be paid in the manner specified on the reverse hereof.

         "LIBOR Determination Date" means two London Business Day prior to the Closing Date with respect to the first Distribution Date and, as to each subsequent Distribution Date, two London Business Days prior to the immediately preceding Distribution Date.

         "London Business Day" means any day other than a Saturday, Sunday or a day on which banking institutions in London, England, are authorized or obligated by law or government decree to be closed.

         "One-Month LIBOR" means, with respect to any Interest Period, the London interbank offered rate for deposits in U.S. dollars having a maturity of one month commencing on the related LIBOR Determination Date which appears on Telerate Page 3750, or such other source as is customarily used to quote LIBOR, as of 11:00 a.m., London time, on such LIBOR Determination Date. If the rates used to determine LIBOR do not appear on the Telerate Page 3750, or such other source as is customarily used to quote LIBOR, the rates for that day will be determined on the basis of the rates at which deposits in U.S. dollars, having a maturity of one month and in a principal amount of not less than U.S. $1,000,000 are offered at approximately 11:00 a.m., London time, on such LIBOR Determination Date to prime banks in the London interbank market by the reference banks. The Indenture Trustee will request the principal London office of each of such reference banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that day will be the arithmetic mean to the nearest 1/100,000 of 1% (0.0000001), with five one-millionths of a percentage point rounded upward, of all such quotations. If fewer than two such quotations are provided, the rate for that day will be the arithmetic mean to the nearest 1/100,000 of 1% (0.0000001), with five one-millionths of a percentage point rounded upward, of the offered per annum rates that one or more leading banks in New York City, selected by the Indenture Trustee, are quoting as of approximately 11:00 a.m., New York City time, on such LIBOR Determination Date to leading European banks for United States dollar deposits for that maturity; provided that if the banks selected as aforesaid are not quoting as mentioned in this sentence, LIBOR in effect for the applicable Interest Period will be LIBOR in effect for the previous interest period. The "Telerate Page 3750" is the display page named that on the Dow Jones Telerate Services (or any other page that replaces that page on that service for the purpose of displaying comparable name of rates). The reference banks are the four major banks in the London interbank market selected by the Indenture Trustee.

         The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.


                                     A-2-3

         Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

         Unless the certificate of authentication hereon has been executed by or on behalf of the Indenture Trustee, by manual signature, this Note shall not be entitled to any benefit under the Master Indenture or the Series 2002-1 Indenture Supplement referred to on the reverse hereof, or be valid for any purpose.

         THIS CLASS B NOTE IS SUBORDINATED TO THE EXTENT NECESSARY TO FUND PAYMENT ON THE CLASS A NOTES TO THE EXTENT SPECIFIED IN THE SERIES 2002-1 INDENTURE SUPPLEMENT.




                                     A-2-4

         IN WITNESS WHEREOF, the Issuer has caused this Class B Note to be duly executed.

                                        NORDSTROM CREDIT CARD MASTER NOTE TRUST,
                                          as Issuer

                                        BY:  WILMINGTON TRUST COMPANY,
                                             not in its individual capacity but
                                             solely as Owner Trustee under the
                                             Trust Agreement



                                        By:
                                             -----------------------------------
                                             Name:
                                             Title:


Dated:          ,
       ---------  -----


                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Class B Notes described in the within-mentioned Indenture.

                                        WELLS FARGO BANK MINNESOTA,
                                        NATIONAL ASSOCIATION,
                                          as Indenture Trustee

                                        By:
                                             ----------------------------------
                                             Authorized Signatory




                                     A-2-5

                     NORDSTROM CREDIT CARD MASTER NOTE TRUST
             SERIES 2002-1 FLOATING RATE ASSET BACKED NOTE, CLASS B

                         Summary of Terms and Conditions

         This Class B Note is one of a duly authorized issue of Notes of the Issuer, designated as Nordstrom Credit Card Master Note Trust, Series 2002-1 (the "Series 2002-1 Notes"), issued under a Master Indenture, dated as of April 1, 2002 (the "Master Indenture"), between the Issuer and Wells Fargo Bank Minnesota, National Association, as indenture trustee (the "Indenture Trustee"), as supplemented by the Series 2002-1 Indenture Supplement, dated as of April 1, 2002 (the "Series 2002-1 Indenture Supplement"), and representing the right to receive certain payments from the Issuer. The term "Indenture," unless the context otherwise requires, refers to the Master Indenture as supplemented by the Series 2002-1 Indenture Supplement. The Notes are subject to all of the terms of the Indenture. All terms used in this Note that are defined in the Indenture has the meanings assigned to them in or pursuant to the Indenture. In the event of any conflict or inconsistency between the Indenture and this Note, the Indenture shall control.

         The Class A Notes and the Class C Notes will also be issued under the Indenture.

         The Noteholder, by its acceptance of this Note, agrees that it will look solely to the property of the Trust allocated to the payment of this Note for payment hereunder and that the Indenture Trustee is not liable to the Noteholders for any amount payable under the Note or the Indenture or, except as expressly provided in the Indenture, subject to any liability under the Indenture.

         This Class B Note does not purport to summarize the Indenture and reference is made to the Indenture for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Indenture Trustee.

         The Class B Note Initial Principal Balance is $23,100,000. The Class B Note Principal Balance on any date of determination will be an amount equal to
(a) the Class B Note Initial Principal Balance, minus (b) the aggregate amount of principal payments made to the Class B Noteholders on or prior to such date.

         The Expected Final Principal Payment Date is the April 2007 Distribution Date, but principal with respect to the Class B Notes may be paid earlier or later under certain circumstances described in the Indenture. If for one or more months during the Controlled Accumulation Period there are not sufficient funds to deposit into the Principal Funding Account the Controlled Deposit Amount, then to the extent that excess funds are not available on subsequent Distribution Dates with respect to the Controlled Accumulation Period to make up for such shortfalls, the final payment of principal of the Class B Notes will occur later than the Expected Final Principal Payment Date. Payments of principal of the Class B Notes shall be payable in accordance with the provisions of the Indenture.

         Subject to the terms and conditions of the Indenture, the Transferor may, from time to time, direct the Owner Trustee, on behalf of the Trust, to issue one or more new Series of Notes.


                                     A-2-6

         On each Distribution Date, the Paying Agent shall distribute to each Class B Noteholder of record on the related Record Date (except for the final distribution in respect of this Class B Note) such Class B Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Distribution Date to pay interest and principal on the Class B Notes pursuant to the Indenture Supplement. Except as provided in the Indenture with respect to a final distribution, distributions to Series 2002-1 Noteholders shall be made by (i) check mailed to each Series 2002-1 Noteholder (at such Noteholder's address as it appears in the Note Register), except that with respect to any Series 2002-1 Notes registered in the name of the nominee of a Clearing Agency, such distribution shall be made in immediately available funds and (ii) without presentation or surrender of any Series 2002-1 Note or the making of any notation thereon. Final payment of this Class B Note will be made only upon presentation and surrender of this Class B Note at the office or agency specified in the notice of final distribution delivered by the Indenture Trustee to the Series 2002-1 Noteholders in accordance with the Indenture.

         On any day occurring on or after the date on which the outstanding principal balance of the Series 2002-1 Notes is reduced to 10% or less of the initial Note Principal Balance, the Servicer shall have the option to redeem the Series 2002-1 Notes, at a purchase price equal to (i) if such day is a Distribution Date, the Reassignment Amount for such Distribution Date or (ii) if such day is not a Distribution Date, the Reassignment Amount for the Distribution Date following such day.

         THIS CLASS B NOTE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, THE TRANSFEROR, NORDSTROM FSB OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

         Each Noteholder, by accepting a Note, hereby covenants and agrees that it will not at any time institute against the Issuer or the Transferor, or join in instituting against the Issuer or the Transferor, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law.

         Except as otherwise provided in the Indenture Supplement, the Class B Notes are issuable only in minimum denominations of $100,000 and integral multiples of $1,000. The transfer of this Class B Note shall be registered in the Note Register upon surrender of this Class B Note for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Indenture Trustee or the Transfer Agent and Registrar, duly executed by the Class B Noteholder or such Class B Noteholder's attorney, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Class B Notes in any authorized denominations of like aggregate principal amount will be issued to the designated transferee or transferees.

         As provided in the Indenture and subject to certain limitations therein set forth, Class B Notes are exchangeable for new Class B Notes in any authorized denominations and of like aggregate principal amount, upon surrender of such Notes to be exchanged at the office or agency of the Transfer Agent and Registrar. No service charge may be imposed for any such

                                     A-2-7
exchange but the Issuer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

         The Issuer, the Transferor, the Indenture Trustee and any agent of the Issuer, Transferor or the Indenture Trustee shall treat the person in whose name this Class B Note is registered as the owner hereof for all purposes, and neither the Issuer, the Transferor, the Indenture Trustee nor any agent of the Issuer, Transferor or the Indenture Trustee shall be affected by notice to the contrary.

         THIS CLASS B NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Limitation of Liability. Notwithstanding any other provision herein or elsewhere, this Agreement has been executed and delivered by Wilmington Trust Company, not in its individual capacity, but solely in its capacity as Owner Trustee of the Trust, in no event shall Owner Trustee in its individual capacity have any liability in respect of the representations, warranties, or obligations of the Trust hereunder or under any other document, as to all of which recourse shall be had solely to the assets of the Trust, and for all purposes of this Agreement and each other document, the Owner Trustee (as such or in its individual capacity) shall be subject to, and entitled to the benefits of, the terms and provisions of the Trust Agreement.




                                     A-2-8

                                   ASSIGNMENT

Social Security or other identifying number of assignee ________________________

    FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

________________________________________________________________________________
                         (name and address of assignee)

the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints ____________________, attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated: _______________________          _____________________________________(2)
                                        Signature Guaranteed:



----------

(2) NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.




                                     A-2-9

                    SCHEDULE OF EXCHANGES IN GLOBAL SECURITY

     The following exchanges of a part of this Global Security have been made:

                                                                                                  Signature of
                           Amount of              Amount of           Principal Amount of          authorized
Date of Exchange     Decrease in Principal       Increase in          this Global Security         officer of
                        Amount of this        Principal Amount           following such            Trustee or
                        Global Security        of this Global        decrease (or increase)        securities
                                                  Security                                         Custodian




                                     A-2-10

                                                                     EXHIBIT A-3


                              FORM OF SERIES 2002-1
                        0.00% ASSET BACKED NOTE, CLASS C

      NO CLASS C NOTE MAY BE SOLD, TRANSFERRED, ASSIGNED OR CONVEYED (EACH A "TRANSFER") UNLESS THE INDENTURE TRUSTEE AND THE TRANSFEROR ARE PROVIDED WITH AN OPINION OF COUNSEL THAT SUCH TRANSFER WILL NOT CAUSE THE TRUST TO BE TREATED AS AN ASSOCIATION OR PUBLICLY TRADED PARTNERSHIP TAXABLE AS A CORPORATION FOR FEDERAL INCOME TAX PURPOSES.

      THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAW. THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES THAT THIS NOTE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (I)(A) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO AN INSTITUTIONAL INVESTOR THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A "QIB"), PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (B) IN A TRANSACTION EFFECTED IN COMPLIANCE WITH REGULATION S OF THE SECURITIES ACT AND (II) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTIONS.

      THIS NOTE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY "EMPLOYEE BENEFIT PLAN" WITHIN THE MEANING OF SECTION 3(3) OF ERISA (WHETHER OR NOT SUBJECT TO ERISA, AND INCLUDING, WITHOUT LIMITATION, FOREIGN AND GOVERNMENTAL PLANS) OR ANY "PLAN" DESCRIBED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "INTERNAL REVENUE CODE"), OR ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE "PLAN ASSETS" OF ANY OF THE FOREGOING BY REASON OF AN EMPLOYEE BENEFIT PLAN'S OR PLAN'S INVESTMENT IN SUCH ENTITY.

      THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

      TRANSFERS OF THE NOTES MUST GENERALLY BE ACCOMPANIED BY APPROPRIATE TAX TRANSFER DOCUMENTATION AND ARE SUBJECT TO RESTRICTIONS AS PROVIDED IN THE INDENTURE.

                                     A-3-1

      THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST THE ISSUER OR THE TRANSFEROR, OR JOIN IN INSTITUTING AGAINST THE ISSUER OR THE TRANSFEROR, ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW.

$19,800,000
No. C-1

                     NORDSTROM CREDIT CARD MASTER NOTE TRUST

                 SERIES 2002-1 0.00% ASSET BACKED NOTE, CLASS C


      Nordstrom Credit Card Master Note Trust (herein referred to as the "Issuer" or the "Trust"), a Delaware statutory business trust governed by a Trust Agreement, dated as of April 1, 2002 (the "Trust Agreement"), between Nordstrom Credit Card Receivables LLC, as transferor (the "Transferor"), and Wilmington Trust Company, as owner trustee, (the "Owner Trustee"), for value received, hereby promises to pay to Nordstrom Credit Card Receivables LLC, or registered assigns, subject to the following provisions, the principal sum of NINETEEN MILLION EIGHT HUNDRED THOUSAND DOLLARS, or such greater or lesser amount as determined in accordance with the Indenture, on the Series 2002-1 Final Maturity Date (which is the earlier to occur of (a) the Distribution Date on which the Note Principal Balance is paid in full and (b) the April 2007 Distribution Date), except as otherwise provided below or in the Indenture. The Issuer will pay interest on the unpaid principal amount of this Note at the Class C Note Interest Rate on each Distribution Date until the principal amount of this Note is paid in full. Interest on this Note will accrue for each Distribution Date from and including the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, for the initial Distribution Date, from and including the Closing Date to but excluding such Distribution Date. Interest will be computed on the basis of the actual number of days in such Interest Period and a 360-day year. Principal of this Note shall be paid in the manner specified on the reverse hereof.

      "Class C Note Interest Rate" means a per annum rate of 0.00% or the rate specified by the Transferor pursuant to Section 4.02(b) of the Series 2002-1 Indenture Supplement.

      The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

      Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

      Unless the certificate of authentication hereon has been executed by or on behalf of the Indenture Trustee, by manual signature, this Note shall not be entitled to any benefit under the Master Indenture or the Series 2002-1 Indenture Supplement referred to on the reverse hereof, or be valid for any purpose.

                                     A-3-2

      THIS CLASS C NOTE IS SUBORDINATED TO THE EXTENT NECESSARY TO FUND PAYMENTS ON THE CLASS A NOTES AND THE CLASS B NOTES TO THE EXTENT SPECIFIED IN THE SERIES 2002-1 INDENTURE SUPPLEMENT.



                                     A-3-3

      IN WITNESS WHEREOF, the Issuer has caused this Class C Note to be duly executed.

                               NORDSTROM CREDIT CARD MASTER NOTE TRUST, as Issuer

                               BY:    WILMINGTON TRUST COMPANY,
                                      not in its individual capacity but solely
                                      as Owner Trustee under the Trust Agreement



                                By:
                                    --------------------------------------------
                                    Name:
                                    Title:


Dated:
      -------------,--------


                                     A-3-4

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

      This is one of the Class C Notes described in the within-mentioned Indenture.

                                  WELLS FARGO BANK MINNESOTA,
                                  NATIONAL ASSOCIATION,
                                    as Indenture Trustee

                                  By:
                                     -------------------------------------------
                                     Authorized Signatory



                                     A-3-5

                     NORDSTROM CREDIT CARD MASTER NOTE TRUST

                 SERIES 2002-1 0.00% ASSET BACKED NOTE, CLASS C

                         Summary of Terms and Conditions

      This Class C Note is one of a duly authorized issue of Notes of the Issuer, designated as Nordstrom Credit Card Master Note Trust, Series 2002-1 (the "Series 2002-1 Notes"), issued under a Master Indenture, dated as of April 1, 2002 (the "Master Indenture"), between the Issuer and Wells Fargo Bank Minnesota, National Association, as indenture trustee (the "Indenture Trustee"), as supplemented by the Series 2002-1 Indenture Supplement, dated as of April 1, 2002 (the "Series 2002-1 Indenture Supplement"), and representing the right to receive certain payments from the Issuer. The term "Indenture," unless the context otherwise requires, refers to the Master Indenture as supplemented by the Series 2002-1 Indenture Supplement. The Notes are subject to all of the terms of the Indenture. All terms used in this Note that are defined in the Indenture has the meanings assigned to them in or pursuant to the Indenture. In the event of any conflict or inconsistency between the Indenture and this Note, the Indenture shall control.

      The Class A Notes and the Class B Notes will also be issued under the Indenture.

      The Noteholder, by its acceptance of this Note, agrees that it will look solely to the property of the Trust allocated to the payment of this Note for payment hereunder and that the Indenture Trustee is not liable to the Noteholders for any amount payable under the Note or the Indenture or, except as expressly provided in the Indenture, subject to any liability under the Indenture.

      This Note does not purport to summarize the Indenture and reference is made to the Indenture for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Indenture Trustee.

      The Class C Note Initial Principal Balance is $19,800,000. The Class C Note Principal Balance on any date of determination will be an amount equal to
(a) the Class C Note Initial Principal Balance, minus (b) the aggregate amount of principal payments made to the Class C Noteholders on or prior to such date.

      Subject to the terms and conditions of the Indenture, the Transferor may, from time to time, direct the Owner Trustee, on behalf of the Trust, to issue one or more new Series of Notes.

      On each Distribution Date, the Paying Agent shall distribute to each Class C Noteholder of record on the related Record Date (except for the final distribution in respect of this Class C Note) such Class C Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Distribution Date to pay interest and principal on the Class C Notes pursuant to the Indenture Supplement. Except as provided in the Indenture with respect to a final distribution, distributions to Series 2002-1 Noteholders shall be made by (i) check mailed to each Series 2002-1 Noteholder (at such Noteholder's address as it appears in the Note Register), except that with respect to any Series 2002-1 Notes registered in the name of the nominee of a Clearing Agency, such distribution shall be made in immediately available funds

                                     A-3-6
and (ii) without presentation or surrender of any Series 2002-1 Note or the making of any notation thereon. Final payment of this Class C Note will be made only upon presentation and surrender of this Class C Note at the office or agency specified in the notice of final distribution delivered by the Indenture Trustee to the Series 2002-1 Noteholders in accordance with the Indenture.

      On any day occurring on or after the date on which the outstanding principal balance of the Series 2002-1 Notes is reduced to 10% or less of the initial Note Principal Balance, the Servicer shall have the option to redeem the Series 2002-1 Notes, at a purchase price equal to (i) if such day is a Distribution Date, the Reassignment Amount for such Distribution Date or (ii) if such day is not a Distribution Date, the Reassignment Amount for the Distribution Date following such day.

      THIS NOTE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, THE TRANSFEROR, NORDSTROM FSB OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

      Each Noteholder, by accepting a Note, hereby covenants and agrees that it will not at any time institute against the Issuer or the Transferor, or join in instituting against the Issuer or the Transferor, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law.

      Except as otherwise provided in the Indenture Supplement, the Class C Notes are issuable only in minimum denominations of $100,000 and integral multiples of $1,000. The transfer of this Class C Note shall be registered in the Note Register upon surrender of this Class C Note for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Indenture Trustee or the Transfer Agent and Registrar, duly executed by the Class C Noteholder or such Class C Noteholder's attorney, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Class C Notes in any authorized denominations of like aggregate principal amount will be issued to the designated transferee or transferees.

      As provided in the Indenture and subject to certain limitations therein set forth, Class C Notes are exchangeable for new Class C Notes in any authorized denominations and of like aggregate principal amount, upon surrender of such Notes to be exchanged at the office or agency of the Transfer Agent and Registrar. No service charge may be imposed for any such exchange but the Issuer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

      The Issuer, the Transferor, the Indenture Trustee and any agent of the Issuer, the Transferor or the Indenture Trustee shall treat the person in whose name this Class C Note is registered as the owner hereof for all purposes, and neither the Issuer, the Transferor, the Indenture Trustee nor any agent of the Issuer, the Transferor or the Indenture Trustee shall be affected by notice to the contrary.

                                     A-3-7

      THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN
SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

      Limitation of Liability. Notwithstanding any other provision herein or elsewhere, this Agreement has been executed and delivered by Wilmington Trust Company, not in its individual capacity, but solely in its capacity as Owner Trustee of the Trust, in no event shall Owner Trustee in its individual capacity have any liability in respect of the representations, warranties, or obligations of the Trust hereunder or under any other document, as to all of which recourse shall be had solely to the assets of the Trust, and for all purposes of this Agreement and each other document, the Owner Trustee (as such or in its individual capacity) shall be subject to, and entitled to the benefits of, the terms and provisions of the Trust Agreement.

                                     A-3-8

                                   ASSIGNMENT

Social Security or other identifying number of assignee
                                                         -----------------------

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto
                                                                            ---
--------------------------------------------------------------------------------
                         (name and address of assignee)


the within certificate and all rights thereunder, and hereby irrevocably
constitutes and appoints                   , attorney, to transfer said
                        -------------------
certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                                                         3
      ------------------------                 --------------------------------
                                               Signature Guaranteed:

3 NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever



                                     A-3-9

                                                                       EXHIBIT B

                    FORM OF MONTHLY PAYMENT INSTRUCTIONS AND

                      NOTIFICATION TO THE INDENTURE TRUSTEE

                     NORDSTROM CREDIT CARD MASTER NOTE TRUST

                                  SERIES 2002-1

      The undersigned, a duly authorized representative of Nordstrom fsb, as Servicer (the "Servicer") pursuant to the Transfer and Servicing Agreement, dated as of April 1, 2002 (as amended and supplemented, the "Transfer and Servicing Agreement"), among the Servicer, Nordstrom Credit Card Receivables LLC, as Transferor, Nordstrom Credit Card Master Note Trust (the "Trust"), and Wells Fargo Bank Minnesota, National Association, as owner trustee, does hereby certify as follows:

      1. Capitalized terms used in this Certificate have their respective meanings set forth in the Transfer and Servicing Agreement or the Master Indenture, dated as of April 1, 2002 (the "Master Indenture"), between the Trust and Wells Fargo Bank Minnesota, National Association, as indenture trustee (the "Indenture Trustee") as supplemented by the Series 2002-1 Indenture Supplement, dated as of April 1, 2002, between the Trust and the Indenture Trustee (as amended and supplemented, the "Series 2002-1 Indenture Supplement"), as applicable.

      2. Nordstrom fsb is the Servicer.

      3. The undersigned is an Authorized Officer of the Servicer.

I.       Instruction to Make a Withdrawal

      Pursuant to Section 4.03(a) of the Series 2002-1 Indenture Supplement, the Servicer does hereby instruct the Indenture Trustee (i) to make withdrawals from the Collection Account on ___________, ____, which date is a Distribution Date under the Series 2002-1 Indenture Supplement, in the aggregate amounts (equal to the Available Finance Charge Collections) as set forth below in respect of the following amounts and (ii) to apply the proceeds of such withdrawals in accordance with Sections 3.01(a) and 4.03(a):


      (A) Pursuant to Section 4.03(a)(i):

         (1)   The Monthly Servicing Fee for such Distribution
               Date                                                  $__________

         (2)   Accrued and unpaid Monthly Servicing Fees             $__________


      (B)   Pursuant to Section 4.03(a)(ii):

         (1)   Interest at the Class A Note Interest Rate for
               the related Interest Period on the outstanding
               principal balance of the Class A Notes                $__________

         (2)   Class A Monthly Interest previously due but not paid  $__________

         (3)   Class A Additional Interest and any Class A Additional
               Interest previously due but not paid                  $__________


      (C)   Pursuant to Section 4.03(a)(iii):

         (1)   Interest at the Class B Note Interest Rate for the
               related Interest Period on the outstanding principal
               balance of the Class B Notes                         $__________


         (2)   Class B Monthly Interest previously due but not paid  $__________

         (3)   Class B Additional Interest and any Class B Additional
               Interest previously due but not paid                  $__________

      (D)   Pursuant to Section 4.03(a)(iv):

         (1)   Interest at the Class C Note Interest Rate for the
               related Interest Period on the outstanding principal
               balance of the Class C Notes                          $__________

         (2)   Class C Monthly Interest previously due but not paid  $__________

         (3)   Class C Additional Interest and any Class C Additional
               Interest previously due but not paid                  $__________


      (E)   Pursuant to Section 4.03(a)(v):

         (1)   Investor Default Amount and Investor Uncovered
               Dilution Amount for such Distribution Date to be
               treated as Available Principal Collections            $__________

      (F)   Pursuant to Section 4.03(a)(vi):

         (1)   Aggregate amount of Investor Charge-Offs and
               Reallocated Principal Collections not previously
               reimbursed to be treated as Available Principal
               Collections                                           $__________

      (G)   Pursuant to Section 4.03(a)(viii):

         (1)   An amount equal to the amount to be deposited in the
               Reserve Account                                       $__________

      (H)   Pursuant to Section 4.03(a)(ix):

         (1)   An amount equal to the Transition Expenses            $__________

      Pursuant to Sections 4.03(b), (c) and (d), the Servicer hereby instructs the Indenture Trustee (i) to make withdrawals from the Collection Account on ____________, which date is a Distribution Date under the Series 2002-1 Indenture Supplement, in the aggregate amounts (equal to the Available Principal Collections) as set forth below in respect of the following amounts and (ii) to apply the proceeds of such withdrawals in accordance with Sections 4.03(b), (c) and (d):

      (A)   Pursuant to Section 4.03(b):

         (1)   During the Revolving Period, amount equal to Available
               Principal Collections to be treated as Shared Principal
               Collections                                           $__________

      (B)   Pursuant to Section 4.03(c):

         (1)   During Controlled Accumulation Period, Available
               Principal Collections for such Distribution Date
               deposited into the Principal Funding Account          $__________

      (C)   Pursuant to Section 4.03(d)(i):

         (1)   During Early Amortization Period, Available Principal
               Collections for such Distribution Date to Class A
               Notes until Class A Notes paid in full                $__________

      (D)   Pursuant to Section 4.03(d)(ii):


         (1) After giving effect to clause (C) above, during Early Amortization Period, if any remaining Available
               Principal Collections, to Class B Notes until Class B
               Notes paid in full                                    $__________

      (E)   Pursuant to Section 4.03(d)(iii):

         (1)   After giving effect to clauses (C) and (D) above,
               during Early Amortization Period, if any remaining
               Available Principal Collections, to Class C Notes
               until Class C Notes paid in full                      $__________

      (F)   Pursuant to Section 4.03(d)(iv):

         (1)   Amount, if any, remaining after giving effect to
               clauses (C), (D) and (E) above, to be treated as
               Shared Principal Collections                         $__________



      Pursuant to Section 4.05, the Servicer does hereby instruct the Indenture Trustee to apply on __________, which is a Distribution Date under the Series 2002-1 Indenture Supplement, any Reallocated Principal Collections for such Distribution Date in amount equal to $__________.

INSTRUCTION TO MAKE CERTAIN PAYMENTS

      Pursuant to Section 5.02, the Servicer does hereby instruct the Indenture Trustee or the Paying Agent, as the case may be, to pay in accordance with
Section 5.02 from the Collection Account or the Principal Funding Account, as applicable, on __________, which date is a Distribution Date under the Series 2002-1 Indenture Supplement, the following amounts as set forth below:

(A)      Pursuant to Section 5.02(a):
         Interest to be distributed to Class A Noteholders          $__________

(B)      Pursuant to Section 5.02(a):
         Principal to be distributed to Class A Noteholders         $__________

(C)      Pursuant to Section 5.02(b):
         Interest to be distributed to Class B Noteholders          $__________

(D)      Pursuant to Section 5.02(b):
         Principal to be distributed to Class B Noteholders         $__________

(E)      Pursuant to Section 5.02(c):
         Interest to be distributed to Class C Noteholders          $__________

(F)      Pursuant to Section 5.02(c):
         Principal to be distributed to Class C Noteholders         $__________

      IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this ____ day of _________, ____.

                                   NORDSTROM fsb,
                                     as Servicer

                                   By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                                                       EXHIBIT C

                            FORM OF MONTHLY STATEMENT

                     NORDSTROM CREDIT CARD MASTER NOTE TRUST

                                  SERIES 2002-1

Pursuant to the Master Indenture, dated as of April 1, 2002 (as amended, supplemented or modified from time to time, the "Master Indenture"), between Nordstrom Credit Card Master Note Trust (the "Trust") and Wilmington Trust Company, as indenture trustee (the "Indenture Trustee"), as supplemented by the Series 2002-1 Indenture Supplement, dated as of April 1, 2002 (the "Series 2002-1 Indenture Supplement"), between the Trust and the Indenture Trustee, Nordstrom fsb, as Servicer (the "Servicer") under the Transfer and Servicing Agreement, dated as of April 1, 2002 (the "Transfer and Servicing Agreement"), among Nordstrom Credit Card Receivables LLC, as Transferor, the Servicer, the Trust and Wells Fargo Bank Minnesota, National Association, as Indenture Trustee, is required to prepare certain information each month regarding current distributions to the Series 2002-1 Noteholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date of __________, and with respect to the performance of the Trust during the month of __________ is set forth below. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Master Indenture and the Series 2002-1 Indenture Supplement.

      (A)   Information regarding distributions in respect of the Class A Notes


            (1)   The total amount of the distribution in respect
                  of Class A Notes                                   $__________


            (2)   The amount of the distribution set forth in
                  paragraph 1 above in respect of interest on the
                  Class A Notes                                      $__________

            (3)   The amount of the distribution set forth in
                  paragraph 1 above in respect of principal of the
                  Class A Notes                                      $__________

      (B) Information regarding distributions in respect of the Class B Notes

            (1)   The total amount of the distribution in respect
                  of Class B Notes                                   $__________

            (2)   The amount of the distribution set forth in
                  paragraph 1 above in respect of interest on the
                  Class B Notes                                      $__________

            (3)   The amount of the distribution set forth in
                  paragraph 1 above in respect of principal of the
                  Class B Notes                                      $__________

      (C)   Information regarding distributions in respect of the Class C Notes

            (1)   The total amount of the distribution in respect
                  of Class C Notes                                   $__________

            (2)   The amount of the distribution set forth in
                  paragraph 1 above in respect of interest on the
                  Class C Notes                                      $__________

            (3)   The amount of the distribution set forth in
                  paragraph 1 above in respect of principal of the
                  Class C Notes                                      $__________

Receivables --

Beginning of the Month Principal Receivables:                         $_________
Beginning of the Month Finance Charge Receivables:                    $_________
Beginning of the Month Total Receivables:                             $_________
Removed Principal Receivables:                                        $_________
Removed Finance Charge Receivables:                                   $_________
Removed Total Receivables:                                            $_________
Additional Principal Receivables:                                     $_________
Additional Finance Charge Receivables:                                $_________
Additional Total Receivables:                                         $_________
Discounted Receivables Generated this Period:                         $_________
Net Recoveries for month of _________, 200_                           $_________
Interchange                                                           $_________
End of the Month Principal Receivables:                               $_________
End of the Month Finance Charge Receivables:                          $_________
End of the Month Total Receivables:                                   $_________
Special Funding Account Balance:                                      $_________
Aggregate Principal Balance (all Series):                             $_________
End of the Month Transferor Interest:                                 $_________


Delinquencies And Losses --

End of the Month Delinquencies:                                                                         Receivables

     31-60 Days Delinquent                                                                              $_________
     61-90 Days Delinquent                                                                              $_________
     91+ Days Delinquent                                                                                $_________
     Total 31+ Days Delinquent                                                                          $_________
Defaulted Receivables During the Month                                                                  $_________
Note Principal Balances --
     Class A Note Principal Balance                                                                     $_________
     Class B Note Principal Balance                                                                     $_________
     Class C Note Principal Balance                                                                     $_________
Initial Invested Amount                                                                                 $_________
Investor Default Amount                                                                                 $_________
Investor Charge-Offs                                                                                    $_________
Series 2002-1                                                                                           _________%
     Floating Investor Percentage                                                                       _________%
     Fixed Investor Percentage
     Available Finance Charge Collections                                                               $_________
     Investor Default Amount                                                                            $_________
     Monthly Servicing Fees                                                                             $_________
     Available Principal Collections                                                                    $_________
     Required Transferor Interest                                                                       $_________
     Excess Finance Charge Collections                                                                  $_________
     Shared Principal Collections                                                                       $_________
Application Of Collections --
Monthly Servicing Fee                                                                                   $_________
Class A Monthly Interest                                                                                $_________
Class B Monthly Interest                                                                                $_________
Class C Monthly Interest                                                                                $_________
Investor Default Amount                                                                                 $_________
Investor Charge Offs and Reallocated Principal Collections not previously reimbursed                    $_________
Amounts To Be Deposited In The Reserve Account                                                          $_________
Reserve Account Draw Amount                                                                             $_________

Excess Finance Charges Collections
Total Excess Finance Charge Collections for all allocation series                                       $_________
Yield And Base Rate --
     Base Rate (Current Month)                                                                          _________%
     Base Rate (Prior Month)                                                                            _________%
     Base Rate (Two Months Ago)                                                                         _________%
Three Month Average Base Rate                                                                           _________%
     Portfolio Yield (Current Month)                                                                    _________%
     Portfolio Yield (Prior Month)                                                                      _________%
     Portfolio Yield (Two Months Ago)                                                                   _________%
Three Month Average Portfolio Yield                                                                     _________%
Principal Collections --
Principal Funding Account Balance
Series 2002-1 Principal Shortfall                                                                       $_________
Shared Principal Collections Allocable from other Principal Sharing Series                              $_________
Investor Charge Offs and Reductions
Investor Charge Offs                                                                                    $_________
Reductions in Invested Amount (other than by Principal Payments)                                        $_________
Previous Reductions In Invested Amount Reimbursed                                                       $_________



                            NORDSTROM fsb,
                               as Servicer

                            By:
                                   ---------------------------------------------
                                   Name:
                                   Title:

                                                                       EXHIBIT D

                     FORM OF MONTHLY SERVICER'S CERTIFICATE

                                  NORDSTROM fsb

                     NORDSTROM CREDIT CARD MASTER NOTE TRUST

                                  SERIES 2002-1

         The undersigned, a duly authorized representative of Nordstrom fsb, as Servicer (the "Servicer") pursuant to the Transfer and Servicing Agreement, dated as of April 1, 2002 (as amended and supplemented, the "Transfer and Servicing Agreement"), among the Servicer, Nordstrom Credit Card Receivables LLC, as Transferor, Nordstrom Credit Card Master Note Trust (the "Trust") and Wells Fargo Bank Minnesota, National Association, as Indenture Trustee (the "Indenture Trustee"), does hereby certify as follows:

         1. Capitalized terms used in this Certificate have their respective meanings set forth in the Transfer and Servicing Agreement or the Master Indenture, dated as of April 1, 2002 (as amended or supplemented, the "Master Indenture"), between the Trust and the Indenture Trustee as supplemented by the Series 2002-1 Indenture Supplement, dated as of April 1, 2002, between the Trust and the Indenture Trustee (as amended and supplemented, the "Series 2002-1 Indenture Supplement" and together with the Master Indenture, the "Indenture"), as applicable.

         2. Nordstrom fsb is, as of the date hereof, the Servicer under the Transfer and Servicing Agreement.

         3. The undersigned is an Authorized Officer of the Servicer. This Certificate relates to the Distribution Date occurring on __________ ____, 200_. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Transfer and Servicing Agreement and the Indenture through the Monthly Period preceding such Distribution Date [or, if there has been a default in the performance of any such obligation, set forth in detail the (i) nature of such default, (ii) the action taken by the Servicer, if any, to remedy such default and
                  (iii) the current status of each such default]; if applicable, insert "None."

         4. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution Date.

         IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this ____ day of ____, ____.

                                                     NORDSTROM fsb,
                                                        as Servicer

                                                     By:________________________
                                                            Name:
                                                            Title:

                                                                       EXHIBIT E

                          FORM OF TRANSFER CERTIFICATE
     FOR TRANSFER FROM A REGULATION S GLOBAL NOTE TO A RULE 144A GLOBAL NOTE
                 (Transfer pursuant to Section 2.03(e)(ii) of the
                      Series 2002-1 Indenture Supplement)



                                                                 ---------, ----


Wells Fargo Bank Minnesota, National Association,
     as Indenture Trustee
625 Marquette Avenue
MAC N9311-161
Minneapolis, Minnesota  55479
Attention: Corporate Trust, Asset Backed Securities

         Re: Nordstrom Credit Card Master Note Trust, Series 2002-1, Class A Notes and Class B Notes

Dear Sirs:

         In connection with our proposed purchase of $__________ aggregate principal amount of Asset Backed Notes, Class A (the "Class A Notes") and $__________ aggregate principal amount of Asset Backed Notes, Class B (the "Class B Notes", and together with the Class A Notes, the "Offered Notes"), representing obligations of the Nordstrom Credit Card Master Note Trust (the "Trust"), the investor on whose behalf the undersigned is executing this letter (the "Transferee") confirms that:

         1. Reference is made to the offering circular, as supplemented by the offering circular supplement, each dated _______________ (collectively the "Offering Circular"), relating to the Offered Notes. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Offering Circular. The Transferee has received a copy of the Offering Circular and such other information as the Transferee deems necessary in order to make its investment decision and the Transferee has been provided the opportunity to ask questions of, and receive answers from, the Servicer and Nordstrom Credit Card Receivables LLC, as Transferor, concerning the Servicer, the Transferor and the terms and conditions of the offering described in the Offering Circular. The Transferee has received and understands the above, and understands that substantial risks are involved in an investment in the Offered Notes. The Transferee represents that in making its investment decision to acquire the Offered Notes, the Transferee has not relied on representations, warranties, opinions, projections, financial or other information or analysis, if any, supplied to it by any person, including you, the Transferor, the Servicer or the Owner Trustee or any of your or their affiliates, except as expressly contained in the Offering Circular and in the other written information, if any, discussed above. The

Transferee acknowledges that it has read and agreed to the matters stated on pages S-2 through S-3 of such Offering Circular and the information under the heading "Transfer Restrictions." The Transferee has relied upon its own tax, legal and financial advisors in connection with its decision to purchase the Offered Notes.

         2. The Transferee is (i) a "Qualified Institutional Buyer" (as defined in Rule 144A under the Securities Act of 1933, as amended (the "Securities Act")) and (ii) acquiring the Offered Notes for its own account or for the account of an investor of the type described in clause (i)(a) above as to each of which the Transferee exercises sole investment discretion. The Transferee is purchasing the Offered Notes for investment purposes and not with a view to, or for, the offer or sale in connection with, a public distribution or in any other manner that would violate the Securities Act or the securities or Blue Sky laws of any State.

         3. The Transferee understands that (i) the Offered Notes have not been and will not be registered under the Securities Act or any state securities or Blue Sky law, and may not be reoffered, resold, pledged or otherwise transferred except (a) to a person whom the seller reasonably believes is a QIB in a transaction meeting the requirements of Rule 144A or (b) in a transaction complying with the provisions of Rule 903 or 904 under the Securities Act, in each case, in accordance with any applicable securities laws of any State of the United States or any other applicable jurisdictions, and that (ii) the Transferee will, and each subsequent holder is required to, notify any subsequent Transferee of such Offered Notes from it of the resale restrictions referred to in (i) above.

         4. The Transferee agrees that if in the future it should offer, sell or otherwise transfer such Offered Note, it will do so only (i) pursuant to Rule 144A to a person who the seller reasonably believes is a QIB in a transaction meeting the requirements of Rule 144A, purchasing for its own account or for the account of a QIB, whom the holder has informed that such offer, sale or other transfer is being made in reliance on Rule 144A, or (ii) in an offshore transaction meeting the requirements of Rule 903 or 904 of Regulation S.

         5. The Transferee acknowledges that the Offered Notes offered in reliance on Rule 144A will be represented by a Rule 144A Global Note.

         6. Each Offered Note will bear a legend to the following effect, unless the Transferor and the Indenture Trustee determine otherwise in accordance with applicable law:

                  "THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAW. THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES THAT THIS NOTE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (I)(A) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO AN INSTITUTIONAL INVESTOR THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN

                  THE MEANING OF RULE 144A (A "QIB"), PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (B) IN A TRANSACTION EFFECTED IN COMPLIANCE WITH REGULATION S OF THE SECURITIES ACT AND (II) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTIONS.

                  UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUST OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                  NO RESALE OR OTHER TRANSFER OF ANY NOTE SHALL BE MADE TO ANY TRANSFEREE UNLESS: (A) SUCH TRANSFEREE IS NOT, AND WILL NOT ACQUIRE THE NOTE ON BEHALF OR WITH PLAN ASSETS OF, AN "EMPLOYEE BENEFIT PLAN" AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR ANY OTHER "PLAN" AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "INTERNAL REVENUE CODE"), THAT IS SUBJECT TO ERISA OR
                  SECTION 4975 OF THE INTERNAL REVENUE CODE OR ANY ENTITY DEEMED TO HOLD PLAN ASSETS OF ANY OF THE FOREGOING BY REASON OF AN EMPLOYEE BENEFIT PLAN'S OR PLAN'S INVESTMENT IN THE ENTITY (EACH, A "BENEFIT PLAN") OR (B) THE ACQUISITION AND HOLDING OF THE NOTE BY SUCH TRANSFEREE ARE ELIGIBLE FOR THE EXEMPTIVE RELIEF AVAILABLE UNDER PTCE 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60, PTCE 96-23 OR A SIMILAR EXEMPTION. EACH PURCHASER OR TRANSFEREE OF A NOTE, BY ITS ACCEPTANCE OF SUCH NOTE, WILL BE DEEMED TO HAVE MADE THE REPRESENTATION SET FORTH IN CLAUSE (A) OR (B) ABOVE.

                  THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                  TRANSFERS OF THE NOTES MUST GENERALLY BE ACCOMPANIED BY APPROPRIATE TAX TRANSFER DOCUMENTATION AND ARE SUBJECT TO RESTRICTIONS AS PROVIDED IN THE INDENTURE.

                  THE HOLDER, BY ACCEPTANCE OF THIS NOTE, SHALL BE DEEMED TO HAVE AGREED TO TREAT THE NOTE AS DEBT SOLELY OF THE TRUST FOR UNITED STATES FEDERAL, STATE AND LOCAL INCOME, SINGLE BUSINESS AND FRANCHISE TAX PURPOSES."

         7. (a) The Transferee is not acquiring and will not acquire the Offered Notes on behalf of or with plan assets of any "employee benefit plan", as defined in Section 3(3) of ERISA, that is subject to the requirements of Title I of ERISA or any other "plan" as defined in Section 4975(e)(1) of the Internal Revenue Code that is subject to Section 4975 of the Internal Revenue Code or any entity deemed to hold plan assets of any of the foregoing by reason of an employee benefit plan's or plan's investment in the entity (each, a "Benefit Plan") or (b) its acquisition and holding of the Offered Note are eligible for the exemptive relief available under PTCE 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60, PTCE 96-23 or a similar exemption. By its acceptance of an Offered Note each Transferee will be deemed to have made the representation set forth in clause (i) or (ii).

         8. The Transferee agrees that if at some time in the future it wishes to transfer or exchange any of the Offered Notes, it will not transfer or exchange any of the Offered Notes unless such transfer or exchange is in accordance with the Indenture and the Indenture Supplement. The Transferee understands that any purported transfer of any Offered Note (or any interest therein) in contravention of any of the restrictions and conditions in the Indenture and the Indenture Supplement shall be void, and the purported transferee in such transfer shall not be recognized by the Trust or any other Person as an Offered Noteholder for any purpose.

         The Transferee hereby irrevocably requests for you to arrange for Offered Notes to be purchased by the Transferee and to be recorded on the books of the Indenture Trustee as follows:

             PRINCIPAL AMOUNT
             OF OFFERED NOTES                     RECORDED IN NAME OF:
             ----------------                     --------------------

         9. You and the Indenture Trustee are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                             Very truly yours,



                                             By:  ______________________________
                                                   Name:
                                                   Title:

                                                                       EXHIBIT F

                          FORM OF TRANSFER CERTIFICATE
              FOR SUBSEQUENT TRANSFER FROM A RULE 144A GLOBAL NOTE
                         TO A REGULATION S GLOBAL NOTE
      (Transfer pursuant to Section 2.03(e)(iii) of the Indenture Supplement)



                                                                 ---------, ----


Wells Fargo Bank Minnesota, National Association,
     as Indenture Trustee
625 Marquette Avenue
MAC N9311-161
Minneapolis, Minnesota  55479
Attention: Corporate Trust, Asset Backed Securities

         Re: Nordstrom Credit Card Master Note Trust, Series 2002-1, Class A Notes and Class B Notes

Dear Sirs:

         In connection with our proposed purchase of $__________ aggregate principal amount of Asset Backed Notes, Class A (the "Class A Notes") and $__________ aggregate principal amount of Asset Backed Notes, Class B (the "Class B Notes", and together with the Class A Notes, the "Offered Notes"), representing obligations of the Nordstrom Credit Card Master Note Trust (the "Trust"), the investor on whose behalf the undersigned is executing this letter (the "Transferee") confirms that:

         1. Reference is made to the offering circular, as supplemented by the offering circular supplement, each dated _______________ (collectively the "Offering Circular"), relating to the Offered Notes. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Offering Circular. The Transferee has received a copy of the Offering Circular and such other information as the Transferee deems necessary in order to make its investment decision and the Transferee has been provided the opportunity to ask questions of, and receive answers from, the Servicer and Nordstrom Credit Card Receivables LLC, as Transferor, concerning the Servicer, the Transferor and the terms and conditions of the offering described in the Offering Circular. The Transferee has received and understands the above, and understands that substantial risks are involved in an investment in the Offered Notes. The Transferee represents that in making its investment decision to acquire the Offered Notes, the Transferee has not relied on representations, warranties, opinions, projections, financial or other information or analysis, if any, supplied to it by any person, including you, the Transferor, the Servicer or the Owner Trustee or any of your or their affiliates, except as expressly contained in the Offering Circular and in the other written information, if any, discussed above. The Transferee has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Offered Notes and the Transferee is able to bear the substantial economic risks of such an investment. The Transferee has relied upon its own tax, legal and financial advisors in connection with its decision to purchase the Offered Notes.

         2. The Transferee is (i) was outside the United States when the order to purchase was originated and (ii) is not a United States person (as defined in Regulation S under the Securities Act ("Regulation S")) and is purchasing the Offered Notes in an offshore transaction pursuant to Rule 903 or 904 under Regulation S. The Transferee is purchasing the Offered Notes for investment purposes and not with a view to, or for, the offer or sale in connection with, a public distribution or in any other manner that would violate the Securities Act or the securities or Blue Sky laws of any State.

         3. The Transferee understands that (i) the Offered Notes have not been and will not be registered under the Securities Act or any state securities or Blue Sky law, and may not be reoffered, resold, pledged or otherwise transferred except (a) to a person whom the seller reasonably believes is a QIB in a transaction meeting the requirements of Rule 144A, (b) in a transaction complying with the provisions of Rule 903 or 904 under the Securities Act, in each case, in accordance with any applicable securities laws of any State of the United States or any other applicable jurisdictions, and that (ii) the Transferee will, and each subsequent holder is required to, notify any subsequent Transferee of such Offered Notes from it of the resale restrictions referred to in (i) above.

         4. The Transferee agrees that if in the future it should offer, sell or otherwise transfer such Offered Note, it will do so only (i) pursuant to Rule 144A to a person who the seller reasonably believes is a QIB in a transaction meeting the requirements of Rule 144A, purchasing for its own account or for the account of a QIB, whom the holder has informed that such offer, sale or other transfer is being made in reliance on Rule 144A, or (ii) in an offshore transaction meeting the requirements of Rule 903 or 904 of Regulation S.

         5. The Transferee, if it is a foreign Transferee outside the United States, acknowledges that the Notes will initially be represented by a Regulation S Global Note and that transfers thereof are restricted as described herein.

         6. Each Offered Note will bear a legend to the following effect, unless the Transferor and the Indenture Trustee determine otherwise in accordance with applicable law:

                  "THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAW. THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES THAT THIS NOTE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (I)(A) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO AN INSTITUTIONAL INVESTOR THAT THE HOLDER REASONABLY

                  BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A "QIB"), PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (B) IN A TRANSACTION EFFECTED IN COMPLIANCE WITH REGULATION S OF THE SECURITIES ACT AND (II) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTIONS.

                  UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUST OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                  NO RESALE OR OTHER TRANSFER OF ANY NOTE SHALL BE MADE TO ANY TRANSFEREE UNLESS: (A) SUCH TRANSFEREE IS NOT, AND WILL NOT ACQUIRE THE NOTE ON BEHALF OR WITH PLAN ASSETS OF, AN "EMPLOYEE BENEFIT PLAN" AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR ANY OTHER "PLAN" AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "INTERNAL REVENUE CODE"), THAT IS SUBJECT TO ERISA OR
                  SECTION 4975 OF THE INTERNAL REVENUE CODE OR ANY ENTITY DEEMED TO HOLD PLAN ASSETS OF ANY OF THE FOREGOING BY REASON OF AN EMPLOYEE BENEFIT PLAN'S OR PLAN'S INVESTMENT IN THE ENTITY (EACH, A "BENEFIT PLAN") OR (B) THE ACQUISITION AND HOLDING OF THE NOTE BY SUCH TRANSFEREE ARE ELIGIBLE FOR THE EXEMPTIVE RELIEF AVAILABLE UNDER PTCE 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60, PTCE 96-23 OR A SIMILAR EXEMPTION. EACH PURCHASER OR TRANSFEREE OF A NOTE, BY ITS ACCEPTANCE OF SUCH NOTE, WILL BE DEEMED TO HAVE MADE THE REPRESENTATION SET FORTH IN CLAUSE (A) OR (B) ABOVE.

                  THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                  TRANSFERS OF THE NOTES MUST GENERALLY BE ACCOMPANIED BY APPROPRIATE TAX TRANSFER DOCUMENTATION AND ARE SUBJECT TO RESTRICTIONS AS PROVIDED IN THE INDENTURE.

                  THE HOLDER, BY ACCEPTANCE OF THIS NOTE, SHALL BE DEEMED TO HAVE AGREED TO TREAT THE NOTE AS DEBT SOLELY OF THE TRUST FOR UNITED STATES FEDERAL, STATE AND LOCAL INCOME, SINGLE BUSINESS AND FRANCHISE TAX PURPOSES."

         7. The Transferee is not acquiring and will not acquire the Class C Notes on behalf of or with plan assets of any "employee benefit plan", as defined in Section 3(3) of ERISA, whether or not subject to ERISA (including, without limitation, foreign and governmental plans), any "plan" of the Internal Revenue Code or any entity deemed to include plan assets of any of the foregoing by reason of an employee benefit plan's or plan's investment in the entity (each, a "Benefit Plan").

         8. It understands that the Regulation S Global Notes will bear a legend to the following effect unless otherwise agreed to by the Transferor and the Indenture Trustee:

                  "THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY JURISDICTION AND, ACCORDINGLY, MAY NOT BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES EXCEPT PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO AN INSTITUTIONAL INVESTOR THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A "QIB"), PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A."

         9. The Transferee agrees that if at some time in the future it wishes to transfer or exchange any of the Offered Notes, it will not transfer or exchange any of the Offered Notes unless such transfer or exchange is in accordance with the Indenture and the Indenture Supplement. The Transferee understands that any purported transfer of any Offered Note (or any interest therein) in contravention of any of the restrictions and conditions in the Indenture and the

Indenture Supplement shall be void, and the purported transferee in such transfer shall not be recognized by the Trust or any other Person as a Offered Noteholder for any purpose.

         The Transferee hereby irrevocably requests for you to arrange for Offered Notes to be purchased by the Transferee and to be recorded on the books of the Indenture Trustee as follows:

                     PRINCIPAL AMOUNT
                     OF OFFERED NOTES            RECORDED IN NAME OF:
                     ----------------            --------------------

         10. You and the Indenture Trustee are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                             Very truly yours,



                                             By:  ______________________________
                                                   Name:
                                                   Title:

                                                                       EXHIBIT G

                          FORM OF TRANSFER CERTIFICATE
              FOR INITIAL AND SUBSEQUENT TRANSFER OF A CLASS C NOTE
       (Transfer pursuant to Section 2.03(f)(i) of the Indenture Supplement)



                                                                 ---------, ----


Wells Fargo Bank Minnesota, National Association,
     as Indenture Trustee
625 Marquette Avenue
MAC N9311-161
Minneapolis, Minnesota  55479
Attention: Corporate Trust, Asset Backed Securities

         Re:      Nordstrom Credit Card Master Note Trust, Series 2002-1, Class
                  C Notes

Dear Sirs:

         In connection with our proposed purchase of $__________ aggregate principal amount of Asset Backed Notes, Class C (the "Class C Notes"), representing obligations of the Nordstrom Credit Card Master Note Trust (the "Trust"), the investor on whose behalf the undersigned is executing this letter (the "Transferee") confirms that:

         1. Reference is made to the master indenture, as supplemented by the indenture supplement, each dated as of April 1, 2002, as the same may be amended, supplemented or otherwise modified from time to time (collectively, the "Indenture"), relating to the Class C Notes. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Indenture. The Transferee has received a copy of the Indenture and such other information as the Transferee deems necessary in order to make its investment decision and the Transferee has been provided the opportunity to ask questions of, and receive answers from, the Servicer and Nordstrom Credit Card Receivables LLC, as Transferor, concerning the Servicer, the Transferor and the terms and conditions of the offering described in the Indenture. The Transferee has received and understands the above, and understands that substantial risks are involved in an investment in the Class C Notes. The Transferee represents that in making its investment decision to acquire the Class C Notes, the Transferee has not relied on representations, warranties, opinions, projections, financial or other information or analysis, if any, supplied to it by any person, including you, the Transferor, the Servicer or the Owner Trustee or any of your or their affiliates, except as expressly contained in the Indenture and in the other written information, if any, discussed above. The Transferee has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Class C Notes, and the Transferee is able to bear the substantial economic risks of such an investment. The Transferee has relied upon its own tax, legal and financial advisors in connection with its decision to purchase the Class C Notes.

         2. The Transferee is (i)(a) a "Qualified Institutional Buyer" (as defined in Rule 144A under the Securities Act of 1933, as amended (the "Securities Act")) and (b) acquiring the Class C Notes for its own account or for the account of an investor of the type described in clause (i)(a) above as to each of which the Transferee exercises sole investment discretion or (ii) is not a United States person (as defined in Regulation S under the Securities Act ("Regulation S")) and is purchasing the Class C Notes in an offshore transaction pursuant to Regulation S. The Transferee is purchasing the Class C Notes for investment purposes and not with a view to, or for, the offer or sale in connection with, a public distribution or in any other manner that would violate the Securities Act or the securities or Blue Sky laws of any State.

         3. The Transferee understands that (i) the Class C Notes have not been and will not be registered under the Securities Act or any state securities or Blue Sky law, and may not be reoffered, resold, pledged or otherwise transferred except (a) to a person whom the seller reasonably believes is a QIB in a transaction meeting the requirements of Rule 144A, (b) in a transaction complying with the provisions of Rule 903 or 904 under the Securities Act, in each case, in accordance with any applicable securities laws of any State of the United States or any other applicable jurisdictions, and that (ii) the Transferee will, and each subsequent holder is required to, notify any subsequent Transferee of such Class C Notes from it of the resale restrictions referred to in (i) above.

         4. The Transferee agrees that if in the future it should offer, sell or otherwise transfer such Class C Note, it will do so only (i) pursuant to Rule 144A to a person who the seller reasonably believes is a QIB in a transaction meeting the requirements of Rule 144A, purchasing for its own account or for the account of a QIB, whom the holder has informed that such offer, sale or other transfer is being made in reliance on Rule 144A, or (ii) in an offshore transaction meeting the requirements of Rule 903 or 904 of Regulation S.

         5. The Transferee, if it is a foreign Transferee outside the United States, acknowledges that the Notes will initially be represented by a Regulation S Global Note and that transfers thereof are restricted as described herein. If it is a QIB, it acknowledges that the Class C Notes offered in reliance on Rule 144A will be represented by a Rule 144A Global Note.

         6. Each Class C Note will bear a legend to the following effect, unless the Transferor and the Indenture Trustee determine otherwise in accordance with applicable law:

                  "NO CLASS C NOTE MAY BE SOLD, TRANSFERRED, ASSIGNED OR CONVEYED (EACH A "TRANSFER") UNLESS THE INDENTURE TRUSTEE AND THE TRANSFEROR ARE PROVIDED WITH AN OPINION OF COUNSEL THAT SUCH TRANSFER WILL NOT CAUSE THE TRUST TO BE TREATED AS AN ASSOCIATION OR PUBLICLY TRADED PARTNERSHIP TAXABLE AS A CORPORATION FOR FEDERAL INCOME TAX PURPOSES.

                  THIS CLASS C NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAW. THE HOLDER HEREOF, BY

                  PURCHASING THIS CLASS C NOTE, AGREES THAT THIS CLASS C NOTE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (I)(A) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO AN INSTITUTIONAL INVESTOR THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A "QIB"), PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (B) IN A TRANSACTION EFFECTED IN COMPLIANCE WITH REGULATION S OF THE SECURITIES ACT AND (II) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTIONS.

                  UNLESS THIS CLASS C NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUST OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CLASS C
                  NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF
                  DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                  THIS CLASS C NOTE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY "EMPLOYEE BENEFIT PLAN" WITHIN THE MEANING OF SECTION 3(3) OF ERISA (WHETHER OR NOT SUBJECT TO ERISA, AND INCLUDING, WITHOUT LIMITATION, FOREIGN AND GOVERNMENTAL PLANS) OR ANY "PLAN" DESCRIBED IN SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "INTERNAL REVENUE CODE"), OR ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE "PLAN ASSETS" OF ANY OF THE FOREGOING BY REASON OF A PLAN'S INVESTMENT IN SUCH ENTITY.

                  THE PRINCIPAL OF THIS CLASS C NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS C NOTE AT ANY TIME

                  MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                  TRANSFERS OF THE CLASS C NOTES MUST GENERALLY BE ACCOMPANIED BY APPROPRIATE TAX TRANSFER DOCUMENTATION AND ARE SUBJECT TO RESTRICTIONS AS PROVIDED IN THE INDENTURE.

                  THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST THE ISSUER OR THE TRANSFEROR, OR JOIN IN INSTITUTING AGAINST THE ISSUER OR THE TRANSFEROR, ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW."

         7. The Transferee is not acquiring and will not acquire the Class
C Notes on behalf of or with plan assets of any "employee benefit plan", as defined in Section 3(3) of ERISA, whether or not subject to ERISA (including, without limitation, foreign and governmental plans), any "plan" of the Internal Revenue Code or any entity deemed to include plan assets of any of the foregoing by reason of an employee benefit plan's or plan's investment in the entity (each, a "Benefit Plan").

         8. It understands that the Regulation S Global Notes will bear a legend to the following effect unless otherwise agreed to by the Transferor and the Indenture Trustee:

                  "THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY JURISDICTION AND, ACCORDINGLY, MAY NOT BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES EXCEPT PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT."

         9. The Transferee agrees that if at some time in the future it wishes to transfer or exchange any of the Class C Notes, it will not transfer or exchange any of the Class C Notes unless such transfer or exchange is in accordance with the Indenture and the Indenture Supplement. The Transferee understands that any purported transfer of any Class C Note (or any interest therein) in contravention of any of the restrictions and conditions in the Indenture and the Indenture Supplement shall be void, and the purported transferee in such transfer shall not be recognized by the Trust or any other Person as a Class C Noteholder for any purpose.

         The Transferee hereby irrevocably requests for you to arrange for Class C Notes to be purchased by the Transferee and to be recorded on the books of the Indenture Trustee as follows:

                    PRINCIPAL AMOUNT
                    OF CLASS C NOTES           RECORDED IN NAME OF:
                    ----------------           --------------------

         10. You and the Indenture Trustee are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                             Very truly yours,



                                             By:  ______________________________
                                                   Name:
                                                   Title:

                                                                       EXHIBIT H

                             INVESTOR CERTIFICATION

Wells Fargo Bank Minnesota,
         National Association
Sixth Street and Marquette Avenue
MAC N9311-161
Minneapolis, MN 55479

Attention:        Corporate Trust Services - Asset-Backed Administration
                  Nordstrom Credit Card Master Note Trust

         In accordance with Section 5.03(e) of the Series 2002-1 Indenture Supplement (the "Series 2002-1 Indenture Supplement"), with respect to the Series 2002-1 Notes (the "Notes"), the undersigned hereby certifies and agrees as follows:

         1. The undersigned is a beneficial owner of $__________ in principal balance of the Notes.

         2. The undersigned is requesting a password pursuant to Section 5.03(e) of the Indenture Supplement for access to certain information (the "Information ") on the Paying Agent's website.

         3. In consideration of the Paying Agent's disclosure to the undersigned of the Information, or the password in connection therewith, the undersigned will keep the Information confidential (except from such outside persons as are assisting it in connection with the related Notes, from its accountants and attorneys, and otherwise from such governmental or banking authorities or agencies to which the undersigned is subject), and such Information will not, without the prior written consent of the Paying Agent and the Indenture Trustee, be otherwise disclosed by the undersigned or by its officers, directors, partners, employees, agents or representatives (collectively, the "Representatives") in any manner whatsoever, in whole or in part.

         4. The undersigned will not use or disclose the Information in any manner which could result in a violation of any provision of the Securities Act of 1933, as amended (the "Securities Act"), or the Securities Exchange Act of 1934, as amended, or would require registration of any Certificate pursuant to Section 5 of the Securities Act.

         5, The undersigned shall be fully liable for any breach of this agreement by itself or any of its Representatives and shall indemnify the Transferor, the Servicer, the Paying Agent and the Indenture Trustee for any loss, liability or expense incurred thereby with respect to any such breach by the undersigned or any of its Representatives,

         6. Capitalized terms used by not defined herein shall have the respective meanings assigned thereto in the Indenture Supplement.

         IN WITNESS WHEREOF, the undersigned has caused its name to be signed hereby by its duly authorized officer, as of the day and year written above.

                                                ________________________________
                                                Beneficial Owner

                                                By:     ________________________
                                                Title:  ________________________
                                                Company: _______________________
                                                Phone: _________________________


                                      H-2